UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Opportunities Fund

Class I shares (ARSOX)

Aristotle International Equity Fund

Class I shares (ARSFX)

Aristotle Strategic Credit Fund

Class I shares (ARSSX)

Aristotle Value Equity Fund

Class I shares (ARSQX)

Aristotle Small Cap Equity Fund

Class I shares (ARSBX)

Aristotle Core Equity Fund

Class I shares (ARSLX)

ANNUAL REPORT

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds by contacting the Funds at (888) 661-6691 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (888) 661-6691 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

 Aristotle Funds

Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Opportunities Fund
Shareholder Letter	1
Fund Performance	10
Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Aristotle International Equity Fund
Shareholder Letter	20
Fund Performance	29
Schedule of Investments	30
Statement of Assets and Liabilities	34
Statement of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	37
Aristotle Strategic Credit Fund
Shareholder Letter	38
Fund Performance	44
Schedule of Investments	46
Statement of Assets and Liabilities	54
Statement of Operations	55
Statements of Changes in Net Assets	56
Financial Highlights	57
Aristotle Value Equity Fund
Shareholder Letter	58
Fund Performance	66
Schedule of Investments	67
Statement of Assets and Liabilities	71
Statement of Operations	72
Statements of Changes in Net Assets	73
Financial Highlights	74
Aristotle Small Cap Equity Fund
Shareholder Letter	75
Fund Performance	84
Schedule of Investments	85
Statement of Assets and Liabilities	90
Statement of Operations	91
Statements of Changes in Net Assets	92
Financial Highlights	93
Aristotle Core Equity Fund
Shareholder Letter	94
Fund Performance	102
Schedule of Investments	103
Statement of Assets and Liabilities	107
Statement of Operations	108
Statements of Changes in Net Assets	109
Financial Highlights	110
Notes to Financial Statements	111
Report of Independent Registered Public Accounting Firm	125
Supplemental Information	127
Expense Examples	138

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

Dear Fellow Shareholders,

Markets Review

For those market participants who believe price movements are full of useful information about the future, the final months of 2018 signaled challenging times ahead. The S&P 500 Index experienced its worst December since 1931 and largest yearly percentage drop since 2008 (albeit only -4.38%). Outside the U.S., the “price signal” was even more dire, as Chinese equities finished 2018 down 28.44% and German equities fell 21.37%. After rising through much of the year, oil prices, often used as a barometer of the global economy, collapsed 40% from October highs. Lastly, while the 2-year Treasury yield (2.48%) did not surpass the 10-year yield (2.69%) during the quarter, the spread between the two bonds reached its lowest levels since the summer of 2007; every recession in the U.S. since World War II has been preceded by an inverted yield curve. The proverbial “wall of worry” (trade tensions, Federal Reserve tightening, oil plunging, China slowdown, Brexit, Trump uncertainty, etc.) is imposing itself on the psyche of many, and the market seems to be pricing in, at least to some extent, a global recession.

Markets are a discounting mechanism, so prices are an expression of investors’ views of the future. While stock prices pulled back late in the year, many of the businesses we follow closely have never been better from a fundamental perspective (reporting record sales and earnings). Though fundamentals could weaken at any time, this divergence between strong fundamentals and falling stock prices has led to one of the largest valuation resets for the global equity markets in the last two decades. The earnings yield now offered by the MSCI ACWI Index on forecasted earnings for 2019 is nearly 8% (similar level to March 2009), a significant increase from the 6% yield this time last year. The debate for 2019 will likely shift to the validity of forward earnings projections (is the “E” of the forward P/E accurate?) and the strength of the global economy.

We recognize that a flattening yield curve has historically been a useful warning signal, but could it also just be skewed this time by a decade of manipulated interest rates? We recognize the important role oil plays in the global economy, and its collapse is concerning; but could it simply be that non-Iranian producers ramped up production (and speculators purchased oil futures) ahead of the sanctions, only to discover that the U.S. administration would give three-quarters of Iran’s customers a waiver? The collapse of German equities is alarming, but couldn’t that just be an auto-related issue given the dependence of that economy on the auto sector and hasn’t Germany benefited for nearly two decades from an abnormally weak currency?

All foreign index returns are shown net and in U.S. dollars.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

Yes, December’s collapse was scary for the S&P 500 Index, but perhaps after a 9-year bull market, it’s just the reality that equity prices can go down, sometimes significantly, over short periods of time for no apparent cause? We have many questions and don’t have all the answers. Our job is not to answer these questions. Our job (which we think is in the best interest of our clients) is to identify well-run, cash-generating businesses that we believe can thrive through adversity and emerge from economic downturns (whenever they may occur) even stronger.

Performance Review

The Aristotle/Saul Global Opportunities Fund posted a total return of -9.53% at NAV for the year ending December 31, 2018, while the MSCI ACWI Index (net) returned -9.42% over the same period.

The Fund’s muted underperformance relative to the MSCI ACWI Index (net) over the period resulted primarily from security selection and an overweight position in the Industrials sector, as well as security selection in Financials. On the other hand, security selection in both Health Care and Materials contributed positively to the Fund’s relative performance.

2018 Top Absolute Contributors to Fund Return	2018 Top Absolute Detractors from Fund Return
Microsoft	Samsung Electronics
Acadia Healthcare	Ameriprise Financial
Experian	Peyto Exploration
Cameco	UBS Group
PayPal Holdings	Lennar

Two of the best performers during the year were Microsoft in Information Technology and Experian in Industrials.

Microsoft’s stock price was strong in 2018, as the transition of the company’s business to the cloud is picking up steam. Microsoft Azure’s cloud computing service is increasingly differentiating itself from competition and represents one of the largest total available market expansion opportunities in the company’s history. On the strength of recent product launches in its business-to-business franchise and stabilization in its consumer business, Experian’s shares performed well in 2018.

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

Two detractors from relative performance included Ameriprise Financial in the Financials sector and Samsung Electronics in Information Technology.

The stock price of Ameriprise Financial was weak particularly in the fourth quarter, as the advice and wealth management division continues to grapple with revenue yield compression that is compounded by the business’s sensitivity to falling equity markets. In addition, uncertainty surrounding the liability associated with the legacy Long Term Care business remains. We believe management is executing well in its core businesses, and the profit mix continues to shift toward wealth management. Samsung Electronics reported record-high operating profit in the second quarter of the year, driven by strong demand in the memory business, particularly from mobile and server customers. However, in 2018, its shares gave back part of their substantial gains from previous quarters given fears over a weakening smartphone market and uncertainty over the memory cycle.

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2018 Fund Purchases		2018 Fund Sales
Ecolab	1Q2018	Kurita Water	2Q2018
Microchip Technology	1Q2018	Tourmaline Oil	2Q2018
Mitsubishi UFJ	1Q2018	Uranium Participation	2Q2018
Oshkosh	1Q2018	Vivendi	2Q2018
Penske Automotive	2Q2018	Acadia Healthcare	3Q2018
Sony	2Q2018	Experian	3Q2018
Bank of America	2Q2018	Schlumberger	3Q2018
Nidec	2Q2018	Goldcorp	4Q2018
ORIX	2Q2018	Kinder Morgan	4Q2018
Unilever	2Q2018	National Fuel Gas	4Q2018
AIA Group	3Q2018
Halliburton	3Q2018
Sensata Technologies	3Q2018
Twitter	3Q2018
Adobe	4Q2018
Pioneer Natural Resources	4Q2018
Total	4Q2018

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (National Fuel Gas) and a purchase (Adobe) we made in the Fund this year. Those securities were the last sale and purchase for the year.

The investment in National Fuel Gas dates back to the fourth quarter of 2014; while we believe National Fuel Gas has executed well in a challenging environment for natural gas producers, in our view, Pioneer Natural Resources—a purchase made in the fourth quarter—currently offers a more compelling risk-reward tradeoff.

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

Adobe Systems Incorporated is one of the largest and most diversified software companies in the world. The company is a leading provider of software solutions that help businesses and individuals create and deliver content and optimize marketing activities for greater return on investment. Founded in 1982 and based in San Jose, California, Adobe operates in three segments: Digital Media, Digital Experience and Publishing. The flagship of the business is Adobe Creative Cloud, which provides a subscription service that allows members to use Adobe’s creative products (Photoshop, Illustrator, Premiere Pro, InDesign, etc.) across desktop, web and mobile devices.

High-Quality Business

Our process starts by identifying companies that meet our quality criteria. Adobe possesses several characteristics we deem to be high quality, such as:

•	Adobe’s Creative Cloud software is the market leader with 50% market share and no near competitors, while its Experience Cloud software is also a market leader, and it is just in early innings;
•	Software-as-a-Service (SaaS) business model can offer a more predictable stream of revenues and free cash flow and reduce piracy, which is a significant concern for this type of software;
•	Participating in several industries with strong tailwinds. Digital content creation and online advertising continue to grow at double-digit rates and don’t appear to be slowing down; and
•	Cross-sell opportunities exist between the Digital Media and Digital Experience segments—opportunities that could help leverage the growth of Adobe’s Experience Cloud, which is still in very early innings.

Attractive Valuation

We believe the current valuation reflects a fair value for the Creative Cloud business but does not reflect the normalized earnings power of the Experience Cloud or Document Cloud franchises.

Compelling Catalysts

Catalysts that we believe have the potential to close Adobe’s valuation gap over our three- to five-year time horizon include:

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

•	Adobe Creative Cloud introduced an entirely new way of thinking about the distribution of software and services. We believe the amount of versatility, flexibility and creativity it enables continues to far exceed what was initially visible—and the implications of such a shift will only become more apparent as time goes on;
•	Continued expansion of Adobe Experience Cloud. This business has become an essential piece to digital marketing in all forms (online, mobile, video, etc.). It allows for the “scaling of personalization;”
•	Further monetization of Document Cloud business. Long thought a “revenue-less” business, Document Services is now helping the business world to supplant paper; and
•	International paid subscribers, even in emerging markets, finally a reality.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

We are never happy to report losses to our clients. Yet down markets are a natural part of investing, one that can never be avoided entirely. And while every down period brings its own set of news, which at the time may seem like the most important pieces of information, in our view, these typically short-term events rarely provide relevant information that can affect the long-term fundamentals of the businesses we study. In 2018, we witnessed four rate hikes, trade war rhetoric and geopolitical rancor, contentious U.S. midterm elections, and renewed market volatility, among other negative news flow, all of which weighed on market sentiment. Rather than focus on “top-down” views or analysis of short-term events, we will continue to direct our time and energy toward understanding the fundamentals of businesses, as this, we believe, is the best way for investment managers to serve their clients.

Gregory Padilla, CFA Principal, Portfolio Manager	Alberto Jimenez Crespo, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & CIO

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

Aristotle/Saul Global Opportunities Fund (Class I)

Performance Update	December 31, 2018

Total Return	4Q18	1 Year	3 Years	5 Years	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX Class I	-12.30%	-9.53%	5.82%	1.47%	3.98%	1.05% / 0.80%
MSCI ACWI Index (Net)	-12.75%	-9.42%	6.60%	4.26%	6.91%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the last 12 months are available upon request.

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below-investment-grade bonds, convertible securities and ETFs.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses that, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

•	The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	You cannot invest directly into an index.

The volatility (beta) of the Fund may be greater or less than that of the benchmark. An investor cannot invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

The companies identified herein are examples of holdings and are subject to change without notice. The companies have been selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any of the holdings listed have been or will be profitable, or that investment decisions made in the future will be profitable. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs.

Aristotle/Saul Global Opportunities Fund	2018 Annual Commentary

As of December 31, 2018, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Samsung Electronics, 3.75%; Microsoft Corp., 3.37%; LVMH Moët Hennessy Louis Vuitton, S.A., 2.89%; Marui Group Co. Ltd., 2.70%; Ecolab Inc., 2.65%; Kubota Corp., 2.64%; Medtronic PLC, 2.59%; Dassault Systèmes S.E., 2.58%; Givaudan S.A., 2.57%; PayPal Holdings, Inc., 2.57%.

Aristotle/Saul Global Opportunities Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	5 Years	Since Inception	Inception Date
Aristotle/Saul Global Opportunities Fund – Class I	-9.53%	1.47%	3.98%	03/30/12
MSCI ACWI	-9.42%	4.26%	6.91%	03/30/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.05% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018, as supplemented on August 31, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective September 1, 2018, the Fund’s Advisor has lowered its management fee from 0.90% to 0.70% of the Fund’s average daily net assets. In addition, as of the effective date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 0.98% to 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS — 99.5%
	AUSTRIA — 2.1%
40,400	Erste Group Bank A.G.*	$1,339,551
	CANADA — 5.0%
32,800	Agnico Eagle Mines Ltd.	1,325,120
111,200	Cameco Corp.	1,260,897
130,600	Peyto Exploration & Development Corp.	677,298
		3,263,315
	HONG KONG — 2.4%
183,600	AIA Group Ltd.	1,524,041
	FRANCE — 7.5%
14,000	Dassault Systemes S.E.	1,663,382
6,300	LVMH Moet Hennessy Louis Vuitton S.E.	1,863,726
24,700	TOTAL S.A.	1,306,881
		4,833,989
	IRELAND — 2.6%
18,400	Medtronic PLC	1,673,664
	JAPAN — 17.4%
83,800	Astellas Pharma, Inc.	1,070,682
19,000	Hoshizaki Corp.	1,152,896
120,000	Kubota Corp.	1,705,647
89,800	Marui Group Co., Ltd.	1,740,316
115,300	Mitsubishi UFJ Financial Group, Inc.	565,853
10,300	Nidec Corp.	1,165,414
78,100	ORIX Corp.	1,141,191
30,900	Sony Corp.	1,489,677
179,000	Toray Industries, Inc.	1,265,551
		11,297,227
	KOREA (REPUBLIC OF-SOUTH) — 3.7%
84,800	Samsung Electronics Co., Ltd.	2,423,047
	MEXICO — 1.4%
558,000	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A*	885,052
	NETHERLANDS — 2.0%
15,000	Heineken N.V.	1,326,764
	SPAIN — 1.4%
174,000	Banco Bilbao Vizcaya Argentaria S.A.	924,126
	SWEDEN — 1.9%
70,500	Assa Abloy A.B. - Class B	1,262,422

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWITZERLAND — 5.1%
720	Givaudan S.A.	$1,669,443
129,800	UBS Group A.G.*	1,619,033
		3,288,476
	UNITED KINGDOM — 2.2%
26,100	Unilever N.V.	1,418,036
	UNITED STATES — 44.8%
5,900	Adobe, Inc.*	1,334,816
11,000	Ameriprise Financial, Inc.	1,148,070
7,600	Amgen, Inc.	1,479,492
51,500	Bank of America Corp.	1,268,960
13,950	Danaher Corp.	1,438,524
11,600	Ecolab, Inc.	1,709,260
33,500	Halliburton Co.	890,430
47,800	Kroger Co.	1,314,500
31,400	Lennar Corp. - Class A	1,229,310
772	Lennar Corp. - Class B	24,187
9,400	Martin Marietta Materials, Inc.	1,615,578
21,000	Microchip Technology, Inc.	1,510,320
21,500	Microsoft Corp.	2,183,755
32,900	Mondelez International, Inc. - Class A	1,316,987
23,000	Oshkosh Corp.	1,410,130
19,700	PayPal Holdings, Inc.*	1,656,573
23,800	Penske Automotive Group, Inc.	959,616
8,900	Pioneer Natural Resources Co.	1,170,528
15,400	PPG Industries, Inc.	1,574,342
31,500	Sensata Technologies Holding N.V.*	1,412,460
43,200	Twitter, Inc.*	1,241,568
17,400	Walgreens Boots Alliance, Inc.	1,188,942
		29,078,348
	Total Common Stocks
	(Cost $62,271,770)	64,538,058

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 0.7%
$458,881	UMB Money Market Fiduciary, 0.247%1	$458,881
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $458,881)	458,881

	TOTAL INVESTMENTS — 100.2%
	(Cost $62,730,651)	64,996,939
	Liabilities in Excess of Other Assets — (0.2)%	(152,783)
	TOTAL NET ASSETS — 100.0%	$64,844,156

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Value at Settlement Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Canadian Dollars	Societe Generale	CAD per USD	March 04, 2019	(104,177)	$(79,301)	$(76,420)	$2,881
Canadian Dollars	Societe Generale	CAD per USD	June 03, 2019	(1,166,762)	(881,964)	(857,466)	24,498
Euro	Societe Generale	EUR per USD	June 03, 2019	(1,979,617)	(2,288,734)	(2,298,448)	(9,714)
Japanese Yen	Societe Generale	JPY per USD	March 04, 2019	(128,798,643)	(1,171,885)	(1,181,303)	(9,418)
Japanese Yen	Societe Generale	JPY per USD	June 03, 2019	(581,943,672)	(5,211,607)	(5,378,313)	(166,706)
Sweden Krona	Societe Generale	SEK per USD	June 03, 2019	(3,060,893)	(342,581)	(349,684)	(7,103)
Swiss Franc	Societe Generale	CHF per USD	June 03, 2019	(884,814)	(903,831)	(913,842)	(10,011)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(10,879,903)	$(11,055,476)	$(175,573)

CAD - Canandian Dollars

EUR - Euro

JPY - Japanese Yen

SEK - Sweden Krona

CHF - Swiss Franc

See Accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	17.2%
Technology	16.4%
Industrials	12.5%
Consumer Discretionary	11.6%
Consumer Staples	11.5%
Materials	11.5%
Health Care	8.7%
Energy	8.2%
Communications	1.9%
Total Common Stocks	99.5%
Short-Term Investments	0.7%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $62,730,651)	$64,996,939
Receivables:
Investment securities sold	892,414
Fund shares sold	233
Unrealized appreciation on forward foreign currency exchange contracts	27,379
Dividends and interest	129,220
Prepaid expenses	4,037
Total assets	66,050,222

Liabilities:
Payables:
Unrealized depreciation on forward foreign currency exchange contracts	202,952
Foreign cash due to custodian	70,435
Fund shares redeemed	828,757
Advisory fees	22,171
Auditing fees	19,529
Fund administration fees	18,604
Transfer agent fees and expenses	16,363
Custody fees	13,451
Fund accounting fees	3,219
Trustees deferred compensation (Note 3)	1,566
Trustees' fees and expenses	131
Chief Compliance Officer fees	102
Accrued other expenses	8,786
Total liabilities	1,206,066

Net Assets	$64,844,156

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with unlimited number of shares authorized)	62,074,259
Total distributable earnings	2,769,897
Net Assets	$64,844,156

Class I:
Shares of beneficial interest issued and outstanding	6,025,237
Net asset value per share	$10.76

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $136,508)	$1,778,665
Interest	4,862
Total investment income	1,783,527

Expenses:
Advisory fees	790,564
Fund administration fees	110,583
Transfer agent fees and expenses	50,692
Fund accounting fees	44,037
Custody fees	38,015
Registration fees	22,075
Auditing fees	20,030
Legal fees	14,141
Shareholder reporting fees	10,969
Trustees' fees and expenses	7,691
Miscellaneous	7,599
Chief Compliance Officer fees	5,137
Insurance fees	1,929
Total expenses	1,123,462
Advisory fees waived	(252,914)
Net expenses	870,548
Net investment income	912,979

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,382,526
Forward foreign currency exchange contracts	1,044,188
Foreign currency transactions	(13,384)
Net realized gain	7,413,330
Net change in unrealized appreciation/depreciation on:
Investments	(15,617,495)
Forward foreign currency exchange contracts	(19,763)
Foreign currency translations	(1,671)
Net change in unrealized appreciation/depreciation	(15,638,929)
Net realized and unrealized loss:	(8,225,599)
Net Decrease in Net Assets from Operations	$(7,312,620)

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$912,979	$728,287
Net realized gain on investments, forward foreign currency exchange contracts and foreign currency transactions	7,413,330	268,942
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	(15,638,929)	12,920,039
Net increase (decrease) in net assets resulting from operations	(7,312,620)	13,917,268

Distributions to Shareholders:
Distributions:[1]	(7,347,037)
Total distributions to shareholders	(7,347,037)
From net investment income		(566,209)
Total distributions to shareholders		(566,209)

Capital Transactions:
Class I:
Net proceeds from shares sold	16,833,376	30,014,366
Reinvestment of distributions	3,072,096	262,605
Cost of shares redeemed[2]	(48,129,342)	(16,578,299)
Net increase (decrease) in net assets from capital transactions	(28,223,870)	13,698,672

Total increase (decrease) in net assets	(42,883,527)	27,049,731

Net Assets:
Beginning of period	107,727,683	80,677,952
End of period[3]	$64,844,156	$107,727,683

Capital Share Transactions:
Class I:
Shares sold	1,319,114	2,440,021
Shares reinvested	276,019	20,107
Shares redeemed	(3,676,010)	(1,317,386)
Net increase (decrease) in capital share transactions	(2,080,877)	1,142,742

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $64 and $1,353, respectively.
[3]	End of year net assets includes accumulated undistributed net investment loss of $635,478 for the year ended December 31, 2017.The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.29	$11.59	$10.27	$10.62	$11.64
Income from Investment Operations:
Net investment income[1]	0.13	0.09	0.07	0.09	0.20
Net realized and unrealized gain (loss)	(1.35)	1.68	1.33	(0.30)	(1.06)
Total from investment operations	(1.22)	1.77	1.40	(0.21)	(0.86)

Less Distributions:
From net investment income	(0.23)	(0.07)	(0.08)	(0.14)	(0.15)
From net realized gain	(1.08)	-	-	-	(0.01)
Total distributions	(1.31)	(0.07)	(0.08)	(0.14)	(0.16)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.76	$13.29	$11.59	$10.27	$10.62

Total return[3]	(9.53)%	15.29%	13.60%	(1.97)%	(7.41)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,844	$107,728	$80,678	$62,689	$46,659

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.20%	1.25%	1.31%	1.41%	1.54%
After fees waived and expenses absorbed	0.93%[6]	0.98%	1.06%[5]	1.10%	1.06%[4]
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.71%	0.46%	0.33%	0.56%	1.24%
After fees waived and expenses absorbed	0.98%	0.73%	0.58%	0.87%	1.72%

Portfolio turnover rate	37%	27%	39%	51%	67%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective April 1, 2014, the Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund. Prior to April 1, 2014,the annual operating expense limitation was 1.25%. In addition, the Fund’s advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.98% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.
[6]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.98%.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund	2018 Annual Commentary

Dear Fellow Shareholders,

Global Markets Review

After a period of “relative” calm during the first nine months of 2018, global equity markets suffered their worst performance since the financial crisis in the fourth quarter. Major markets across the world saw steep declines as a confluence of factors, including concerns over a slowdown in the global economy, lingering threats of a global trade war and higher interest rates in the U.S. combined to drive down equity prices. Non-U.S. developed equity markets, as defined by the MSCI EAFE Index (net), fell 12.54%, while the broader MSCI ACWI ex USA Index (net) dropped 11.46%. Emerging market equities were the least negative market segment, with the MSCI Emerging Markets Index shedding 7.47% (net). Overall, as measured by the MSCI ACWI Index (net), global equities declined 12.75% in the quarter and 9.42% for all of 2018. To put this in perspective, the MSCI ACWI Index (net) was up 23.97% in 2017 – needless to say, swings like these are precisely why we prefer to take a long-term view and focus on investing in high quality businesses around the world.

Stock prices in developed European markets declined in line with other developed market equities, with the MSCI Europe Index (net) sinking 12.72%. Data from the European Union (EU) statistics agency Eurostat revealed slowing economic growth in the euro zone. The European Commission said the fall in Gross Domestic Product (GDP) growth to a still positive 0.2% for the latest quarter, coincided with a decay in business as well as consumer confidence.

The ongoing saga known as “Brexit” remains an overhang for markets and many companies. After negotiating a withdrawal agreement with the EU in November, British Prime Minister May has urged members of parliament (MPs) to accept her Brexit deal ahead of a crucial exit vote scheduled for the third week of January. Mrs. May is looking to provide reassurances to enough MPs over the deal, particularly the arrangement for the Irish backstop, which is designed to ensure there is no return to a “hard border” between Ireland, which will remain part of the EU, and Northern Ireland. Mrs. May pulled a planned vote in December once it became clear she was likely to lose. The United Kingdom is scheduled to exit the EU at the end of March, and it is still quite unclear as to what form this exit will take.

Germany’s Christian Democrats elected Annegret Kramp-Karrenbauer to replace Angela Merkel, who decided not to seek re-election as party leader when her term expires in 2021. Mrs. Kramp-Karrenbauer’s election moves her into position to succeed Mrs. Merkel as chancellor. This is a fairly significant change in leadership as Mrs. Merkel has been her party’s leader since 2000, the chancellor since 2005 and the de facto leader of the EU for many years. In addition to leadership transitions, third-quarter economic data showed that the German economy unexpectedly shrank by 0.2% quarter-on-quarter. Weaker exports and private consumption were the primary drivers behind the contraction, the first since the first quarter of 2015. To make matters worse, several major German companies issued profit warnings. These events helped push the MSCI Germany Index (net) down 15.48% for the quarter and 22.17% for the year.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle International Equity Fund	2018 Annual Commentary

In France, the euro zone’s second-largest economy, a pick-up in consumer spending and business investment helped the economy grow 0.4% in the third quarter, a 0.2%-point increase from the prior quarter. Despite the modest recovery, however, the country’s annual growth rate slipped from 1.7% to 1.4%. In November, protests that were sparked by anger over a fuel tax escalated into a month of widespread protests over the direction of the country. Citing the impact of the protests, the French central bank cut in half forecasts for economic growth for the fourth quarter, from 0.4% to 0.2%. Italy’s populist government, which had originally wanted to stimulate its economy through tax cuts and spending increases, won parliamentary approval for its 2019 budget on the eve of a year-end deadline. In doing so, Italy appears to have (for now at least) avoided a breach of EU fiscal rules.

Equity markets throughout developed Asian markets also suffered steep declines. The MSCI Pacific Index (net) lost 12.20% in the fourth quarter. Within the region, Japanese equities delivered the worst results, as the MSCI Japan Index (net) fell 14.23% in the fourth quarter. In contrast with other developed market central banks, the Bank of Japan maintained its ultra-loose monetary policy at its December meeting. In perhaps related news, Japan's economy shrank by 1.2% year-over- year in the third quarter, as (hopefully) one-time natural disasters affected spending and disrupted exports.

Despite continued dollar strength and general weakness in the price of commodities during the quarter, emerging markets outperformed most other regions. Brazil was among the top performers in the world in the final three months as the MSCI Brazil Index (net) gained 13.42%. Corporate earnings growth, supported by historically low interest rates and subdued inflation, and President-elect Jair Bolsonaro’s market-friendly promises helped fuel the performance. Conversely, Chinese stocks were among the hardest hit in the region, with the MSCI China Index (net) declining 10.73% in the fourth quarter. GDP data showed the economy slowing for the second straight quarter, from 6.7% in the prior quarter to 6.5% year-on-year, marking its slowest expansion since the global financial crisis. In response to the slowdown and headwinds from tariffs, China is launching a series of fiscal and monetary stimulus measures to be implemented in 2019. Trade tensions between the U.S. and China abated somewhat in December on news that the two countries brokered a 90-day tariff truce.

Brent crude prices tumbled nearly 37% during the last quarter of the year, even as OPEC, Russia and others plan to cut their collective production by 1.2 million barrels per day for the first six months of 2019. Contracts for Brent crude, the global benchmark, finished the year at $53.80 per barrel after a 2018 peak of $85.45 in October. Precious metals gained as a risk-off sentiment permeated the markets. Gold closed the year at $1,280 an ounce, near a six-month high, up 7.2% for the quarter, but finished the year down roughly 2.0%.

Aristotle International Equity Fund	2018 Annual Commentary

Performance Review

For the year, the Aristotle International Equity Fund returned -9.89% at NAV, outperforming the -13.79% total return of the MSCI EAFE Index (net) and the -14.20% total return of the MSCI ACWI ex USA Index.

The primary source of the Fund’s outperformance for the year relative to the MSCI EAFE Index (net) was security selection. Relative sector weights, the by-product of our bottom-up stock selection decisions, detracted from relative performance. Security selection in the Consumer Discretionary, Information Technology and Consumer Staples sectors positively impacted returns. On the other hand, an underweight to the Health Care and Utilities sectors, combined with security selection in the Energy sector, detracted value and partially mitigated the relative outperformance.

2018 Top Contributors to Fund Return	2018 Top Detractors to Fund Return
AES Corporation	Hoshizaki
Coca-Cola European Partners	UBS Group
Experian	BBVA
Dassault Systèmes	Schlumberger
Safran	Amundi

Ireland-based Experian, a leader in credit and consumer data monitoring, and Coca-Cola European Partners (CCEP), a Western Europe focused Coca-Cola Bottler, were two of the leading contributors to relative return in 2018.

Experian is one of the largest credit bureau companies in the world and maintains credit history and repayment data on over 1 billion people and 145 million businesses. The company, led by CEO Brian Cassin, continues to show its strength, as evidenced by recent product launches in its business-to-business franchise and stabilization of its consumer business. Shares rose during the year following strong earnings reports and an enhanced capital return policy, including a large buyback program and an increase in the dividend. We believe Experian’s unique industry structure and business model offer an exciting pathway to sustained intrinsic value creation, as its massive data library can act not only as a barrier to entry, but also provides a network effect as each customer sees increased benefits from incremental use.

CCEP shares appreciated following fourth quarter results that reflected improved performance across several geographies and beverage categories. Management remains on track with its cost savings program and merger integration helping to drive increased free cash flow, some of which has been earmarked for higher returns to shareholders. We remain impressed by CCEP’s ability to generate revenue growth from a combination of both volume and pricing, an achievement we find increasingly rare in the consumer staples sector, particularly in the developed Europe region.

Aristotle International Equity Fund	2018 Annual Commentary

Banco Bilbao Vizcaya Argentaria (BBVA), a Spain-based bank with a global reach, and Hoshizaki, a Japan-based kitchen equipment manufacturer, were two of the leading detractors from relative return in 2018.

Despite a well-diversified geographical presence, BBVA shares were pushed lower on concerns related to its Turkish subsidiary Garanti, which accounts for roughly 10% of total assets. We are closely monitoring the bank’s exposure to Turkey and are encouraged by management’s swift reaction to mitigate exposure, as well as the company’s strong capital position.

In September 2018, Hoshizaki announced record first-half revenues and profits. With a net cash balance sheet and solid operational execution, we believe the business fundamentals have never been better for the company. Unfortunately, the stock price was clobbered throughout December after the company disclosed accounting irregularities at a subsidiary that delayed submission of financial results pending an internal investigation. In addition, if financials were not submitted by December 27, the company would be in breach of listing requirements and at risk of delisting. On the second-to-last trading day of the year, Hoshizaki announced that it had submitted its financial report by the deadline (removing delisting risk and retaining its full-year profit targets), fired managers responsible for improper transactions (cumulatively represented 0.3% of 2018 profits), will be strengthening corporate governance internally (tighter controls over subsidiaries), and improving treatment of overseas investors (enhancing English language disclosure). Our investment thesis for Hoshizaki is unchanged at this time.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2018 Fund Purchases		2018 Fund Sales
Close Brothers Group	1Q2018	Compagnie Financière Richmont	1Q2018
Hoshizaki	1Q2018	Westfield	1Q2018
Safran	1Q2018	Samsonite	2Q2018
AIA Group	2Q2018	Siemens	2Q2018
Sony	2Q2018	AES Corporation	3Q2018
Amundi	3Q2018

Aristotle International Equity Fund	2018 Annual Commentary

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (AES Corporation) and a purchase (Amundi) we made in the Fund this year. Those securities were the last sale and purchase for the year.

During our holding period of more than six years, we believe AES Corporation executed meaningfully on the catalysts we identified at time of purchase, including a restructuring to become more consistent in its financial results. It did this by exiting countries and assets where it did not have a competitive advantage, and by improving operational execution and its balance sheet. We think further improvements in the company could now be harder to come by. Consequently, we decided to sell and invest in what we view as a more optimal investment opportunity, Amundi.

Amundi is a Paris-headquartered global asset manager with a presence in 37 countries. Although the company was created in 2010 through the merger of the asset management arms of leading French banks, Credit Agricole and Société Générale, Amundi has been delivering asset management solutions to clients since 1894. Following the 2016 acquisition of Pioneer Investments from Italian bank UniCredit, Amundi is now Europe’s largest asset manager by assets under management (AUM) and ranks in the top ten globally.

The company manages more than €1.4 trillion of assets across six main investment hubs. We believe Amundi offers its retail (approximately 35% of AUM) and institutional (approximately 65%) clients in Europe, Asia-Pacific, the Middle-East and the Americas a wealth of market expertise and a full range of capabilities across the active, passive and real assets investment universes.

High-Quality Business

Amundi possesses numerous characteristics we deem to be high quality, including

•	Global presence, scale and expertise across all asset classes;
•	A well-diversified asset class and client base, spread across more than 30 countries with over 100 million retail clients and thousands of institutional clients;
•	Leading market share in key markets including France (approximately 20%) and Italy (approximately 10%);
•	Consistently above peer profitability supported by zero-based budgeting helping to drive a cost-to-income ratio in the low-50% range; and
•	Diversified distribution including long-term, quasi-exclusive agreements with French retail banking networks, third-party networks, international networks and joint ventures with leading banks in Asia.

Attractive Valuation

We believe Amundi’s current stock price is offered at a material discount to the company’s intrinsic value, given our estimates for higher normalized earnings.

Aristotle International Equity Fund	2018 Annual Commentary

Compelling Catalysts

Among the many catalysts we have identified for Amundi, which we believe will cause its stock price to appreciate toward our estimate of intrinsic value within our three to five-year investment horizon, are:

•	The integration of Pioneer acquisition provides increased scale, further diversifies the business mix and provides meaningful expense and revenue synergies;
•	A continued expansion outside of France can drive further diversity of geographic and product revenues aided by Amundi’s third-party networks and JV partnerships across the globe; and
•	Further improvements in the cost-to-income ratio and operating margins.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

We are never happy to report negative returns to our clients. Yet down markets are a natural part of investing, one that can never be avoided entirely. And while every down period brings its own set of news, which at the time may seem like the most important piece of information, in our view these typically short-term events rarely provide relevant information that can affect the long-term fundamentals of the businesses we study. To the contrary, they are often the best time to pause, think, analyze and (potentially) act. In 2018, we witnessed a variety of global “events” both abroad and in the U.S. Continuing trade tensions, political changes and uncertainty, the never-ending complexity of “Brexit,” and a wide range of central bank actions (just to mention a few) have all weighed on market sentiment. Rather than focus on “top-down” views or analysis of short-term events, we will continue to direct our time and energy toward understanding the fundamentals of businesses as this, we believe, is the best way for investors to serve their clients.

Sean Thorpe Principal, Portfolio Manager	Geoffrey Stewart, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & CIO

Aristotle International Equity Fund	2018 Annual Commentary

Aristotle International Equity Fund (Class I)

Performance Update	December 31, 2018

Total Return	4Q18	1 Year	3 Years	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX Class I	-14.66%	-9.89%	2.98%	0.23%	2.28% / 0.80%
MSCI EAFE Index (Net)	-12.54%	-13.79%	2.87%	0.42%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the last 12 months are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies.

Aristotle International Equity Fund	2018 Annual Commentary

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.

Definitions:

•	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
•	The MSCI ACWI captures large and mid cap representation across 23 developed market countries and 24 emerging markets countries. With approximately 2,800 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the United States) and 24 emerging markets countries. With over 2,100 constituents, the Index covers approximately 85% of the global equity opportunity set outside the United States.
•	The MSCI Europe Index captures large and mid cap representation across 15 developed markets countries in Europe. With over 440 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization across the European developed markets equity universe.
•	The MSCI Pacific Index captures large and mid cap representation across five developed markets countries in the Pacific region. With approximately 470 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country.
•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
•	The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With over 50 constituents, the Index covers about 85% of the Brazilian equity universe.
•	The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings (e.g., ADRs). With over 150 constituents, the Index covers about 85% of this China equity universe.
•	The MSCI Germany Index is designed to measure the performance of the large and mid cap segments of the German market. With over 60 constituents, the Index covers about 85% of the equity universe in Germany.
•	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With over 300 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in Japan.

Aristotle International Equity Fund	2018 Annual Commentary

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2018, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Accenture plc, 3.83%; LVMH Moët Hennessy Louis Vuitton SE, 3.70%; Experian plc, 3.40%; Dassault Systèmes SA, 3.27%; Compass Group plc, 3.17%; Heineken NV, 3.11%; Brookfield Asset Management, Inc., 3.08%; Unilever NV, 3.05%; Givaudan SA, 3.03%; Coca-Cola European Partners plc, 3.00%.

Aristotle International Equity Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE). Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	-9.89%	2.98%	0.23%	03/31/14
MSCI EAFE Index	-13.79%	2.87%	0.42%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 2.28% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018, as supplemented on August 31, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective September 1, 2018, the Fund’s Advisor has lowered its management fee from 0.80% to 0.70% of the Fund’s average daily net assets. In addition, as of the effective date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 0.93% to 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS — 93.6%
	AUSTRIA — 2.3%
31,900	Erste Group Bank A.G.*	$1,057,715
	CANADA — 4.5%
36,500	Brookfield Asset Management, Inc. - Class A	1,398,828
55,800	Cameco Corp.	632,716
—	Trisura Group Ltd.*	8
		2,031,552
	HONG KONG — 2.5%
138,600	AIA Group Ltd.	1,150,501
	FRANCE — 14.0%
18,200	Amundi S.A.[1]	962,548
12,550	Dassault Systemes S.E.	1,491,104
5,700	LVMH Moet Hennessy Louis Vuitton S.E.	1,686,228
10,800	Safran S.A.	1,304,216
17,800	TOTAL S.A.	941,801
		6,385,897
	GERMANY — 1.7%
10,800	BASF S.E.	752,252
	IRELAND — 3.8%
12,400	Accenture PLC - Class A	1,748,524
	JAPAN — 22.1%
71,500	Astellas Pharma, Inc.	913,529
14,300	Hoshizaki Corp.	867,706
50,100	KDDI Corp.	1,197,135
64,600	Kubota Corp.	918,206
60,100	Marui Group Co., Ltd.	1,164,733
11,900	Nidec Corp.	1,346,449
63,200	ORIX Corp.	923,474
46,100	Shinsei Bank Ltd.	548,049
26,200	Sony Corp.	1,263,092
134,000	Toray Industries, Inc.	947,396
		10,089,769
	MEXICO — 1.8%
523,500	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A*	830,331
	NETHERLANDS — 5.6%
13,750	Akzo Nobel N.V.	1,109,074
16,050	Heineken N.V.	1,419,638
		2,528,712

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	SINGAPORE — 2.6%
69,000	DBS Group Holdings Ltd.	$1,199,274
	SPAIN — 1.7%
148,000	Banco Bilbao Vizcaya Argentaria S.A.	786,038
	SWEDEN — 1.9%
48,900	Assa Abloy A.B. - Class B	875,638
	SWITZERLAND — 7.9%
600	Givaudan S.A.	1,391,202
14,350	Novartis A.G.	1,228,996
80,300	UBS Group A.G.*	1,001,605
		3,621,803
	UNITED KINGDOM — 17.5%
60,000	Close Brothers Group PLC	1,101,198
29,900	Coca-Cola European Partners PLC	1,370,915
68,800	Compass Group PLC	1,446,852
64,100	Experian PLC	1,556,341
14,300	Reckitt Benckiser Group PLC	1,095,920
25,600	Unilever N.V.	1,390,871
		7,962,097
	UNITED STATES — 3.7%
13,700	Schlumberger Ltd.	494,296
26,800	Sensata Technologies Holding N.V.*	1,201,712
		1,696,008
	Total Common Stocks
	(Cost $46,386,172)	42,716,111

Principal Amount
	SHORT-TERM INVESTMENTS — 7.8%
$3,569,820	UMB Money Market Fiduciary, 0.247%[2]	3,569,820
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,569,820)	3,569,820

	TOTAL INVESTMENTS — 101.4%
	(Cost $49,955,992)	46,285,931

	Liabilities in Excess of Other Assets — (1.4)%	(649,619)
	TOTAL NET ASSETS — 100.0%	$45,636,312

PLC – Public Limited Company

*	Non-income producing security.

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $962,548, which represents 2.1% of total net assets of the Fund.

[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Aristotle International Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	22.2%
Industrials	17.7%
Consumer Staples	13.4%
Technology	9.9%
Consumer Discretionary	9.4%
Materials	9.2%
Health Care	4.7%
Energy	4.5%
Communications	2.6%
Total Common Stocks	93.6%
Short-Term Investments	7.8%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $49,955,992)	$46,285,931
Foreign cash, at value (cost $101,996)	102,143
Receivables:
Dividends and interest	71,613
Prepaid expenses	12,724
Total assets	46,472,411

Liabilities:
Payables:
Fund shares redeemed	2,593
Investment securities purchased	767,253
Advisory fees	3,773
Shareholder servicing fees (Note 7)	3,604
Auditing fees	19,422
Custody fees	12,352
Transfer agent fees and expenses	8,983
Fund administration fees	5,431
Fund accounting fees	2,924
Trustees deferred compensation (Note 3)	1,487
Trustees' fees and expenses	129
Chief Compliance Officer fees	89
Accrued other expenses	8,059
Total liabilities	836,099

Net Assets	$45,636,312

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with unlimited number of shares authorized)	49,663,530
Total accumulated deficit	(4,027,218)
Net Assets	$45,636,312

Class I:
Shares of beneficial interest issued and outstanding	4,783,134
Net asset value per share	$9.54

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $74,258)	$915,776
Interest	1,859
Total investment income	917,635

Expenses:
Advisory fees	300,628
Fund administration fees	48,328
Shareholder servicing fees (Note 7)	36,366
Fund accounting fees	35,900
Custody fees	33,872
Transfer agent fees and expenses	27,962
Registration fees	21,007
Auditing fees	19,430
Legal fees	13,062
Trustees' fees and expenses	7,119
Shareholder reporting fees	6,026
Miscellaneous	5,461
Chief Compliance Officer fees	4,148
Insurance fees	1,755
Total expenses	561,064
Advisory fees waived	(213,673)
Net expenses	347,391
Net investment income	570,244

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	415,296
Foreign currency transactions	(2,999)
Net realized gain	412,297
Net change in unrealized appreciation/depreciation on:
Investments	(6,169,702)
Foreign currency translations	(1,230)
Net change in unrealized appreciation/depreciation	(6,170,932)
Net realized and unrealized loss:	(5,758,635)

Net Decrease in Net Assets from Operations	$(5,188,391)

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$570,244	$214,362
Net realized gain on investments and foreign currency transactions	412,297	48,989
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(6,170,932)	2,491,892
Net increase (decrease) in net assets resulting from operations	(5,188,391)	2,755,243

Distributions to Shareholders:
Distributions:[1]	(605,560)
Total distributions to shareholders	(605,560)
From net investment income		(237,585)
Total distributions to shareholders		(237,585)

Capital Transactions:
Class I:
Net proceeds from shares sold	41,491,731	3,923,837
Reinvestment of distributions	588,162	237,585
Cost of shares redeemed[2]	(7,326,791)	(774,452)
Net increase in net assets from capital transactions	34,753,102	3,386,970

Total increase in net assets	28,959,151	5,904,628

Net Assets:
Beginning of period	16,677,161	10,772,533
End of period[3]	$45,636,312	$16,677,161

Capital Share Transactions:
Class I:
Shares sold	3,872,819	395,072
Shares reinvested	60,201	22,350
Shares redeemed	(702,789)	(75,723)
Net increase in capital share transactions	3,230,231	341,699

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $5,484 and $104, respectively.
[3]	End of year net assets includes accumulated undistributed net investment loss of $71,494 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period March 31, 2014*
	2018	2017	2016	2015	through December 31, 2014
Net asset value, beginning of period	$10.74	$8.89	$9.15	$9.17	$10.00
Income from Investment Operations:
Net investment income[1]	0.16	0.15	0.12	0.09	0.10
Net realized and unrealized gain (loss)	(1.22)	1.86	(0.23)	(0.07)	(0.87)
Total from investment operations	(1.06)	2.01	(0.11)	0.02	(0.77)

Less Distributions:
From net investment income	(0.14)	(0.16)	(0.15)	(0.04)	(0.06)

Redemption fee proceeds	- [2]	- [2]	-	- [2]	- [2]

Net asset value, end of period	$9.54	$10.74	$8.89	$9.15	$9.17

Total return[3]	(9.89)%	22.64%	(1.17)%	0.25%	(7.67)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,636	$16,677	$10,773	$12,089	$1,618

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.42%	2.38%	2.43%	4.22%	20.20%[5]
After fees waived and expenses absorbed	0.88%[7]	0.93%	1.05%[6]	1.10%	1.10%[5]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.90%	0.09%	(0.06)%	(2.13)%	(17.79)%[5]
After fees waived and expenses absorbed	1.44%	1.54%	1.32%	0.99%	1.31%[5]

Portfolio turnover rate	17%	10%	48%	86%	5%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.93% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.
[7]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.93%.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund	2018 Annual Commentary

Dear Fellow Shareholders,

Summary

A weakening global macro environment led to increased volatility and risk aversion late in the year, and thus weaker performance across the corporate credit markets. High yield bonds fared poorly, ending the year in decisively negative territory, while bank loans managed to return a small gain for the year. The Aristotle Strategic Credit Fund earned -1.58% at NAV, underperforming the -0.31% return of the custom benchmark, which represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays U.S. Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. However, the Fund outperformed the -1.88% return of the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index.

Market Environment

Worries about global trade and economic growth were the dominant influences on corporate credit at the tail end of the year.

The ongoing trade dispute between the U.S. and China, uncertainty surrounding Brexit, slowing economic growth in Europe and China, and, to a lesser extent, moderating U.S. economic growth were all responsible for the weakness in corporate credit. A modestly dovish turn in mid-December by Federal Reserve (Fed) Chairman Powell did little to quell the weak market tone.

Meanwhile, the risk-off environment led to lower U.S. Treasury yields, especially in the belly of the curve as the market began to price in fewer future Fed rate increases. The 2-year note fell more than 30 basis points in the last quarter of the year to close the year at 2.48%. The 10-year Treasury yield also declined to 2.69%. The spread between the 10-year Treasury note and the 3-month Treasury compressed materially. It ended December at a positive curve of just 24 basis points, the tightest level since September 2007, after compressing 62 basis points during the last quarter of the year. Portions of the front end of the Treasury curve actually modestly inverted.

Below-investment grade bonds were hit particularly hard by the market turbulence experienced in the fourth quarter. The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index dropped 1.88% in 2018. Investment grade corporate bonds, as measured by the Bloomberg Barclays U.S. Intermediate Corporate Index, declined more modestly by 0.23%. And although bank loans, as measured by the Credit Suisse Leveraged Loan Index, were the worst performer in the fourth quarter, they finished the year ahead by 1.14%. Finally, driven by the flight-to-quality trade that boosted higher-quality bonds, the Treasury-heavy Bloomberg Barclays U.S. Aggregate Bond Index, a representation of the overall bond market, was flat for the year.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Strategic Credit Fund	2018 Annual Commentary

Performance Review

For the year ending December 31, 2018, the Aristotle Strategic Credit Fund returned -1.58% at NAV, underperforming the -0.31% return of the Fund’s blended benchmark, but outperforming the -1.88% return of the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index.

Negative performance relative to the blended benchmark was a result of security selection in the Technology, Automotive & Captive Finance and REITs & Real Estate Related industries. Similarly, an underweight exposure to Energy and Pharmaceuticals, combined with an overweight to Automotive & Captive Finance all detracted from relative performance. Generally speaking, an underweight in investment grade corporates and an overweight in high yield bonds and a negative impact on relative performance.

Conversely, security selection in Energy, Media Entertainment and Telecommunications added to relative performance, as did an overweight to the Transportation industry and an underweight to Media Entertainment and Consumer Products. A general overweight to bank loans contributed positively to relative returns.

Outlook and Strategy

While the U.S. economic backdrop and corporate fundamentals remain supportive of corporate credit, a slowing global economy and trade-related uncertainties continue to persist.

A notable downshift in global growth momentum has appeared, led by weakness in Europe and China. While the U.S. is certainly not immune from weakening overseas economies, tighter credit conditions and the effects of rising tariffs, we believe U.S. economic growth will still remain solid in 2019. However, we do expect weaker first quarter Gross Domestic Product (GDP) as the effects of the government shutdown, global uncertainties and seasonal factors restrain economic growth.

This weaker growth profile has also led to lower inflation expectations and more dovish comments from the Fed and other central banks. Powell’s Fed may be on hold through the first half of the year, or perhaps even longer, and has become much more data dependent. These factors have led to lower U.S. Treasury rates, especially in the belly of the yield curve. However, at this point, we believe there is likely more room for rates to rise than to fall, as inflation expectations have already declined significantly, and technical pressures could gain in strength as the U.S. funds a growing budget deficit.

Aristotle Strategic Credit Fund	2018 Annual Commentary

Credit fundamentals remain supportive, with a decent U.S. economic backdrop, good earnings and free cash flow generation, and a growing commitment by executives to reduce debt. The technical environment for corporate credit will likely be mixed, as strong demand for the currently attractive valuations will have to contend with the volatility associated with the current macroeconomic environment.

The Fund remains overweight higher-yielding credit sectors, with an overweight to floating rate bank loans, an underweight to investment grade corporates and a preference for U.S.-centric credits.

As of December 31, the Fund was composed of 41.9% bank loans, 35.8% high yield bonds and 19.4% investment grade corporates, with the balance in cash. We believe the back-up in credit spreads has led to attractive valuations, which has the potential to cause high yield and bank loans to outperform investment grade credit. Furthermore, the investment grade fixed income market will likely face the headwind of modestly rising risk-free rates.

The Fund’s significant active exposures at year-end included overweights in the Automotive & Captive Finance, Gaming & Lodging, Transportation and Telecommunications industries and underweights in the Banking, Media Entertainment, Retailers & Restaurants and Utilities industries.

Douglas Lopez, CFA Principal, Portfolio Manager	Terence Reidt, CFA Principal, Portfolio Manager

Aristotle Strategic Credit Fund	2018 Annual Commentary

Aristotle Strategic Credit Fund (Class I)

Performance Update	December 31, 2018

Total Return	4Q18	1 Year	3 Years	Annualized Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	-2.94%	-1.58%	4.49%	2.70%	2.96% / 0.62%
Blended Benchmark*	-2.04%	-0.31%	4.69%	3.29%	N/A
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	-3.61%	-1.88%	6.18%	3.88%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2019, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

*	Blended benchmark represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this commentary were as of December 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

Aristotle Strategic Credit Fund	2018 Annual Commentary

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities and emerging markets.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

Definitions:

•	The Fund is benchmarked to a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.
•	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The Index limits the maximum exposure to any one issuer to 2%.
•	The Bloomberg Barclays Intermediate Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility and financial institutions.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency).

Aristotle Strategic Credit Fund	2018 Annual Commentary

•	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
•	The Federal Funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market.

The volatility (beta) of the Fund may be greater or less than the benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2018, the Fund’s top 10 holdings and their weight as a percent of total net assets were: Communications Sales & Leasing, Inc. (CSL Capital, LLC) Shortfall Term Loan, 4.235%, 10-24-22, 3.01%; XPO Logistics, Inc. Refinancing Term Loan (2018), 2.000%, 02-24-25, 2.78%; Concentra Inc. Tranche B-1 Term Loan (First Lien), 2.750%, 06-01-22, 2.77%; CSC Holdings, LLC January 2018 Incremental Term Loan, 2.750%, 01-25-26, 2.76%; Rackspace Hosting, Inc. Term B Loan (First Lien), 4.38483%, 11-03-23, 2.73%; USI, Inc. (fka Compass Investors Inc.) 2017 New Term Loan, 4.69339%, 05-16-24, 2.70%; Penn National Gaming, Inc. Term A Facility Refinancing Loan, 3.398%, 10-19-23, 2.69%; Resolute Investments, 2.59%; Univar USA Inc. Term B-3 Loan, 2.500%, 07-01-24, 2.10%; Prudential Financial Inc., 5.875% 09-15-42, 1.90%.

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index and the Aristotle Blended Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Bloomberg Barclays Intermediate U.S. Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Aristotle Blended Index is a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	-1.58%	4.49%	2.70%	12/31/14
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	-1.88%	6.18%	3.88%	12/31/14
Aristotle Blended Index*	-0.31%	4.69%	3.29%	12/31/14

*	Blended benchmark represents a blend of blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 2.96% and 0.62%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Principal Amount		Value
	BANK LOANS — 42.2%
	COMMUNICATIONS — 9.3%
$139,300	CSC Holdings LLC 4.955% (US LIBOR+250 basis points),1/25/2026[1,2,3]	$133,989
74,625	GTT Communications, Inc. 5.270% (US LIBOR+275 basis points),5/31/2025[1,2,3]	70,396
24,840	Meredith Corp. 5.272% (US LIBOR+275 basis points),1/31/2025[1,2,3]	24,195
88,425	Sprint Communications, Inc. 5.063% (US LIBOR+250 basis points),2/2/2024[1,2,3]	84,373
74,625	West Corp. 6.027% (US LIBOR+350 basis points),10/10/2024[1,2,3]	68,437
67,921	Zayo Group LLC 4.772% (US LIBOR+225 basis points),1/19/2024[1,2,3]	65,253
		446,643
	CONSUMER DISCRETIONARY — 8.0%
93,110	Avis Budget Car Rental LLC 4.530% (US LIBOR+200 basis points),2/13/2025[1,2,3]	90,006
92,376	Eldorado Resorts, Inc. 4.750% (US LIBOR+225 basis points),4/17/2024[1,2,3]	88,681
135,241	Penn National Gaming, Inc. 3.398% (US LIBOR+225 basis points),10/19/2023[2,3]	131,099
79,784	TI Group Automotive Systems LLC 5.022% (US LIBOR+250 basis points),6/30/2022[1,2,3]	77,856
		387,642
	FINANCIALS — 8.4%
125,998	Resolute Investment Managers, Inc. 6.053% (US LIBOR+325 basis points),4/30/2022[1,2,3]	124,659
161,455	Uniti Group LP 5.522% (US LIBOR+300 basis points),10/24/2022[1,2,3]	146,655
138,945	USI, Inc. 5.803% (US LIBOR+300 basis points),5/16/2024[1,2,3]	131,477
		402,791
	HEALTH CARE — 4.6%
91,438	Change Healthcare Holdings LLC 5.273% (US LIBOR+275 basis points),3/1/2024[1,2,3]	87,018
140,000	Concentra, Inc. 5.130% (US LIBOR+275 basis points),6/1/2022[1,2,3]	134,400
		221,418
	INDUSTRIALS — 3.9%
15,000	Resideo Funding, Inc. 4.490% (US LIBOR+200 basis points),10/24/2025[1,2,3]	14,550

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	BANK LOANS (Continued)
	INDUSTRIALS (Continued)
$39,900	United Rentals North America, Inc. 4.272% (US LIBOR+175 basis points),10/31/2025[1,2,3]	$39,172
140,000	XPO Logistics, Inc. 4.509% (US LIBOR+200 basis points),2/24/2025[1,2,3]	134,400
		188,122
	MATERIALS — 2.1%
106,352	Univar USA, Inc. 4.772% (US LIBOR+225 basis points),7/1/2024[1,2,3]	102,019
	TECHNOLOGY — 5.9%
49,625	Canyon Buyer, Inc. 7.053% (US LIBOR+425 basis points),2/15/2025[1,2,3]	48,508
20,175	Informatica LLC 5.772% (US LIBOR+325 basis points),8/6/2022[1,2,3]	19,631
148,867	Rackspace Hosting, Inc. 5.582% (US LIBOR+300 basis points),11/3/2023[1,2,3]	132,082
90,000	Refinitiv US Holdings, Inc. 6.272% (US LIBOR+375 basis points),10/1/2025[1,2,3]	86,062
		286,283
	Total Bank Loans
	(Cost $2,137,875)	2,034,918
	CORPORATE BONDS — 54.7%
	COMMUNICATIONS — 5.2%
25,000	AMC Networks, Inc. 5.000%, 4/1/2024[1]	23,688
15,000	AT&T, Inc. 5.250%, 3/1/2037[1]	14,733
25,000	Cablevision Systems Corp. 8.000%, 4/15/2020	25,313
39,000	CenturyLink, Inc. 6.450%, 6/15/2021	38,902
20,000	Hughes Satellite Systems Corp. 7.625%, 6/15/2021	20,750
25,000	Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 2/15/2022[1]	24,875
40,000	Sprint Corp. 7.875%, 9/15/2023	41,050
40,000	TEGNA, Inc. 5.125%, 7/15/2020[1]	39,959
22,000	T-Mobile USA, Inc. 6.000%, 4/15/2024[1]	22,000
		251,270

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY — 11.6%
$25,000	Aramark Services, Inc. 5.125%, 1/15/2024[1]	$24,750
35,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.500%, 4/1/2023[1]	33,775
45,000	Boyd Gaming Corp. 6.375%, 4/1/2026[1]	43,537
25,000	Eldorado Resorts, Inc. 6.000%, 4/1/2025[1]	24,116
40,000	General Motors Financial Co., Inc. 4.150%, 6/19/2023[1]	38,974
30,000	Griffon Corp. 5.250%, 3/1/2022[1]	27,150
50,000	Hertz Corp. 5.875%, 10/15/2020[1]	48,500
30,000	Levi Strauss & Co. 5.000%, 5/1/2025[1]	29,325
38,000	Meritage Homes Corp. 6.000%, 6/1/2025[1]	35,815
35,000	National CineMedia LLC 6.000%, 4/15/2022[1]	35,044
50,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	47,500
35,000	RR Donnelley & Sons Co. 6.500%, 11/15/2023	34,300
41,000	Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/1/2023[1]	39,462
26,000	Sonic Automotive, Inc. 5.000%, 5/15/2023[1]	23,595
35,000	Tenneco, Inc. 5.375%, 12/15/2024[1]	30,188
25,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, 6/15/2024	22,313
20,000	United Rentals North America, Inc. 5.750%, 11/15/2024[1]	19,250
		557,594
	CONSUMER STAPLES — 2.2%
40,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 1/12/2024[1]	39,126
40,000	General Mills, Inc. 4.200%, 4/17/2028[1]	39,197
30,000	Mondelez International, Inc. 3.625%, 5/7/2023[1]	30,036
		108,359

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY — 5.7%
$25,000	Antero Resources Corp. 5.375%, 11/1/2021[1]	$24,125
25,000	Diamondback Energy, Inc. 4.750%, 11/1/2024[1]	24,125
25,000	Enterprise Products Operating LLC 3.500%, 2/1/2022	25,066
20,000	EQM Midstream Partners LP 6.500%, 7/15/2048[1]	19,692
35,000	Forum Energy Technologies, Inc. 6.250%, 10/1/2021[1]	30,800
35,000	FTS International, Inc. 6.250%, 5/1/2022[1]	30,975
35,000	Murphy Oil Corp. 6.875%, 8/15/2024[1]	34,811
45,000	PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 6/15/2025[1]	42,300
20,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.250%, 5/1/2023[1]	19,600
25,000	Unit Corp. 6.625%, 5/15/2021[1]	22,750
		274,244
	FINANCIALS — 14.3%
50,000	Air Lease Corp. 3.875%, 7/3/2023[1]	49,210
40,000	Brookfield Finance LLC 4.000%, 4/1/2024[1]	39,544
40,000	Capital One Financial Corp. 3.750%, 7/28/2026[1]	36,638
38,000	CyrusOne LP / CyrusOne Finance Corp. 5.375%, 3/15/2027[1]	36,860
45,000	Discover Financial Services 3.850%, 11/21/2022	44,688
45,000	Huntington National Bank 3.250%, 5/14/2021[1]	44,888
25,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.875%, 2/1/2022[1]	24,500
30,000	JPMorgan Chase & Co. 5.000% (LIBOR 3 Month+332 basis points), 7/1/2019[1,4]	28,950
35,000	Kennedy-Wilson, Inc. 5.875%, 4/1/2024[1]	32,725
35,000	Kilroy Realty LP 4.750%, 12/15/2028[1]	35,647

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$35,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 4.500%, 9/1/2026[1]	$31,675
52,000	MPT Operating Partnership LP / MPT Finance Corp. 5.000%, 10/15/2027[1]	47,548
90,000	Prudential Financial, Inc. 5.875% (LIBOR 3 Month+418 basis points), 9/15/2042[1,4]	90,900
40,000	SBA Communications Corp. 4.875%, 7/15/2022[1]	39,300
20,000	Springleaf Finance Corp. 7.125%, 3/15/2026	17,850
25,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[1]	24,563
35,000	Synovus Financial Corp. 3.125%, 11/1/2022[1]	33,031
30,000	Vornado Realty LP 3.500%, 1/15/2025[1]	28,919
		687,436
	HEALTH CARE — 5.0%
50,000	AbbVie, Inc. 3.375%, 11/14/2021	49,953
35,000	Encompass Health Corp. 5.750%, 11/1/2024[1]	34,650
38,000	HCA, Inc. 5.375%, 9/1/2026[1]	36,955
25,000	Molina Healthcare, Inc. 5.375%, 11/15/2022[1]	24,125
77,000	Select Medical Corp. 6.375%, 6/1/2021[1]	76,807
20,000	Tenet Healthcare Corp. 4.500%, 4/1/2021	19,450
		241,940
	INDUSTRIALS — 3.5%
40,000	AECOM 5.125%, 3/15/2027[1]	34,200
40,000	Great Lakes Dredge & Dock Corp. 8.000%, 5/15/2022[1]	40,650
40,000	Meritor, Inc. 6.250%, 2/15/2024[1]	38,200
32,000	Titan International, Inc. 6.500%, 11/30/2023[1]	28,640

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
$25,000	WESCO Distribution, Inc. 5.375%, 12/15/2021[1]	$24,687
		166,377
	MATERIALS — 1.6%
30,000	Louisiana-Pacific Corp. 4.875%, 9/15/2024[1]	28,950
50,000	U.S. Concrete, Inc. 6.375%, 6/1/2024[1]	46,000
		74,950
	TECHNOLOGY — 2.1%
26,000	Advanced Micro Devices, Inc. 7.500%, 8/15/2022	27,885
25,000	Anixter, Inc. 5.125%, 10/1/2021	24,937
61,000	Dell, Inc. 5.400%, 9/10/2040	50,020
		102,842
	UTILITIES — 3.5%
25,000	AES Corp. 5.500%, 4/15/2025[1]	24,813
30,000	AmeriGas Partners LP / AmeriGas Finance Corp. 5.625%, 5/20/2024[1]	28,350
23,000	DPL, Inc. 7.250%, 10/15/2021[1]	24,032
50,000	Interstate Power & Light Co. 4.100%, 9/26/2028[1]	51,095
45,000	Southern California Edison Co. 4.125%, 3/1/2048[1]	42,603
		170,893
	Total Corporate Bonds
	(Cost $2,748,189)	2,635,905
	SHORT-TERM INVESTMENTS — 3.0%
142,038	UMB Money Market Fiduciary, 0.25%[5]	142,038
	Total Short-Term Investments
	(Cost $142,038)	142,038
	TOTAL INVESTMENTS — 99.9%
	(Cost $5,028,102)	4,812,861
	Other Assets in Excess of Liabilities — 0.1%	5,363
	TOTAL NET ASSETS — 100.0%	$4,818,224

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

LP – Limited Partnership

[1]	Callable.
[2]	Floating rate security.
[3]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[4]	Variable rate security.
[5]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Communications	9.3%
Financials	8.4%
Consumer Discretionary	8.0%
Technology	5.9%
Health Care	4.6%
Industrials	3.9%
Materials	2.1%
Total Bank Loans	42.2%
Corporate Bonds
Financials	14.3%
Consumer Discretionary	11.6%
Energy	5.7%
Communications	5.2%
Health Care	5.0%
Utilities	3.5%
Industrials	3.5%
Consumer Staples	2.2%
Technology	2.1%
Materials	1.6%
Total Corporate Bonds	54.7%
Short-Term Investments	3.0%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2018

Assets:
Investments, at value (cost $5,028,102)	$4,812,861
Cash	285
Receivables:
Investment securities sold	768
Dividends and interest	39,343
Due from Advisor	12,936
Prepaid expenses	13,728
Total assets	4,879,921

Liabilities:
Payables:
Auditing fees	21,993
Legal fees	9,325
Fund accounting fees	8,798
Transfer agent fees and expenses	6,697
Custody fees	6,489
Fund administration fees	5,866
Trustees' deferred compensation (Note 3)	1,453
Fund shares redeemed	134
Trustees' fees and expenses	110
Accrued other expenses	832
Total liabilities	61,697

Net Assets	$4,818,224

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$5,450,298
Total accumulated deficit	(632,074)
Net Assets	$4,818,224

Class I:
Shares of beneficial interest issued and outstanding	512,853
Net asset value per share	$9.39

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

Investment Income:
Interest	$297,437
Total investment income	297,437

Expenses:
Fund accounting fees	49,152
Fund administration fees	48,678
Advisory fees	28,945
Auditing fees	23,496
Transfer agent fees and expenses	20,676
Registration fees	20,502
Custody fees	18,188
Legal fees	15,879
Trustees' fees and expenses	7,136
Miscellaneous	4,558
Shareholder reporting fees	4,513
Chief Compliance Officer fees	4,337
Insurance fees	1,898
Total expenses	247,958
Advisory fees waived	(28,945)
Other expenses absorbed	(180,830)
Net expenses	38,183
Net investment income	259,254

Realized and Unrealized Loss:
Net realized loss on investments	(60,983)
Net change in unrealized appreciation/depreciation on investments	(267,020)
Net realized and unrealized loss	(328,003)

Net Decrease in Net Assets from Operations	$(68,749)

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$259,254	$360,106
Net realized gain (loss) on investments	(60,983)	76,995
Net change in unrealized appreciation/depreciation on investments	(267,020)	(63,787)
Net increase (decrease) in net assets resulting from operations	(68,749)	373,314

Distributions to Shareholders:
Distributions:[1]	(258,595)
Total distributions to shareholders	(258,595)
From net investment income		(354,865)
Total distributions to shareholders		(354,865)

Capital Transactions:
Class I:
Net proceeds from shares sold	2,364,339	403,565
Reinvestment of distributions	237,083	354,864
Cost of shares redeemed	(4,707,216)	(2,664,806)
Net decrease in net assets from capital transactions	(2,105,794)	(1,906,377)

Total decrease in net assets	(2,433,138)	(1,887,928)

Net Assets:
Beginning of period	7,251,362	9,139,290
End of period[2]	$4,818,224	$7,251,362

Capital Share Transactions:
Class I:
Shares sold	240,696	40,436
Shares reinvested	24,274	35,521
Shares redeemed	(480,485)	(267,091)
Net decrease in capital share transactions	(215,515)	(191,134)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets includes accumulated undistributed net investment income of $60 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period Ended
	2018	2017	2016	2015	December 31, 2014*

Net asset value, beginning of period	$9.96	$9.94	$9.36	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.41	0.41	0.43	0.45	-
Net realized and unrealized gain (loss)	(0.56)	0.02	0.59	(0.69)	-
Total from investment operations	(0.15)	0.43	1.02	(0.24)	-
Less Distributions:
From net investment income	(0.42)	(0.41)	(0.44)	(0.40)	-

Net asset value, end of period	$9.39	$9.96	$9.94	$9.36	$10.00

Total return[2]	(1.58)%	4.35%	11.07%	(2.49)%	-%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,818	$7,251	$9,139	$8,305	$250

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.03%	2.96%	3.18%	3.11%	-%[4]
After fees waived and expenses absorbed	0.62%	0.62%	0.62%	0.62%	-%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.80%	1.73%	1.88%	2.01%	-%[4]
After fees waived and expenses absorbed	4.21%	4.07%	4.44%	4.50%	-%[4]
Portfolio turnover rate	89%	69%	75%	88%	-%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund	2018 Annual Commentary

Dear Fellow Shareholders,

Markets Review

During the last quarter of the year, U.S. equity markets suffered their worst quarter in over seven years and worst year since 2008 as concerns over the pace of interest rate increases, continuing trade tensions and slowing global growth weighed heavily on investor sentiment and tested the strength of the nearly ten-year-old U.S. bull market. In the final weeks of the year, a partial shutdown of the U.S. government over the funding of a Mexico-U.S. border wall, and concerns surrounding the Federal Reserve’s (Fed) independence following comments from President Trump, intensified the selloff. A post-Christmas bounce, however, erased some of the losses. Overall, the S&P 500 Index fell -4.38% during the year. Despite the market’s selloff, U.S. economic and corporate data released during the last quarter of the year, while moderating, were still generally strong.

The economy grew at a 3.4% annual rate in the third quarter of the year, exceeding expectations and pushing 12-month corporate profit growth to 10.4%, a six-year high. With unemployment near 50- year lows, consumer spending remained strong, increasing at a 3.5% annualized rate. Inventories also provided a substantial boost. Strong consumer sentiment carried over into the fourth quarter as shoppers spent an unprecedented amount during the holiday season. Black Friday and Cyber Monday pulled in record online sales of $6.2 billion and $7.9 billion, respectively, increases of 23.6% and 19.3% from a year ago, according to Adobe Analytics. Meanwhile, according to early data from Mastercard SpendingPulse, which tracks retail spending both online and in-store, holiday sales from November 1 to December 24 saw the strongest growth in the past six years, increasing 5.1% to more than $850 billion.

Citing a strengthening labor market and rising economic activity, while noting a slowdown in business investment, the Fed raised interest rates in December, its fourth hike of the year. The benchmark federal funds rate now stands at between 2.25% and 2.50%, the highest it has been since 2008. Along with its statement, the Fed released a new set of interest rate projections that forecasts two rate hikes in 2019. The Fed also said that it would continue its efforts to taper its balance sheet, which still sits at $4 trillion. Despite higher rates, anxious investors sought shelter from equity volatility and pushed treasury yields lower. The yield on the benchmark 2-year note closed at 2.50%, with the 10-year note at 2.70%. The gap between 2-year and 10-year Treasuries reached its narrowest level since 2007.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone:(888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Value Equity Fund	2018 Annual Commentary

All of the major Russell U.S. equity indices ended the year in negative territory, with large cap companies outperforming on a relative basis, followed by mid caps, with small caps trailing. In terms of style, the fourth quarter marked the first time in two years that investors showed a preference for value stocks. (The Russell 1000 Value Index fell 11.72%, while the Russell 1000 Growth Index dropped 15.89%.) Through September, the Russell 1000 Growth Index had advanced 17.09%, outperforming the Russell 1000 Value Index by 13.17%, with shares of technology stocks, such as FAANG, leading the near-historic outperformance. A tech-driven retreat in October sent the FAANG group lower. Overall, the Russell 1000 Growth Index still outperformed its Value counterpart for the year (by 6.76%). From a sector perspective, within the Russell 1000 Value Index, defensive sectors such as Utilities and Health Care held up best during the year. Conversely, more economically sensitive sectors, such as Energy, Industrials and Materials, were the worst performers.

Major commodities were mixed. West Texas Intermediate (WTI) crude futures fell approximately 20% in November alone amid concerns over excess supply and lower demand due to a slowing global economy. Toward the end of the year, futures dropped to their lowest levels in nearly 18 months, settling around $45 a barrel, after reaching a high of nearly $77 in October. Precious metals gained as a risk-off sentiment permeated the markets. Gold closed the year at approximately $1,280 an ounce, near a six-month high, up 7.2% for the fourth quarter but down roughly 2.0% in 2018. Meanwhile, higher U.S. interest rates and trade tensions boosted the U.S. Dollar Index (DXY), although the Index moved lower after the Fed indicated a more cautious path to further hikes. For the year, the greenback gained 4.4%, its best advance since 2015.

Performance Review

The Aristotle Value Equity Fund posted a total return of -9.53% at NAV for the year ending December 31, 2018, underperforming the Russell 1000 Value Index, which performed -8.27%, and the S&P 500 Index, which returned -4.38% over the same period.

The Fund’s underperformance relative to the Russell 1000 Value Index over the period resulted from security selection in the Financials and Energy sectors, combined with both an underweight and security selection in Communication Services. On the other hand, security selection the Information Technology, Consumer Staples and Real Estate sectors added value on a relative basis.

Aristotle Value Equity Fund	2018 Annual Commentary

2018 Top Contributors to Fund Return	2018 Top Detractors from Fund Return
Adobe	Halliburton
Microsoft	Ameriprise Financial
Archer Daniels Midland	Lennar
PayPal Holdings	Oshkosh
AES Corporation	BBVA

Two of the best performers during the year were Information Technology companies Microsoft and PayPal Holdings.

Microsoft’s stock price continued its strong performance throughout the year, as the transition of the company’s business to the cloud is picking up steam. Microsoft Azure’s cloud computing service is increasingly differentiating itself from competitors and represents one of the largest total available market expansion opportunities in the company’s history. Earlier this year, the company’s CEO, Satya Nadella, announced a major reorganization whose focus will be around Microsoft’s biggest areas of growth, “Experiences & Devices” and “Cloud + Artificial Intelligence,” and away from a Windows-centric model, highlighting the irreversible migration from PC usage toward portable devices. This initiative also places customers at the center of Microsoft’s innovation efforts (rather than placing Windows at the center).

Digital payments company PayPal Holdings was a key contributor during the year. The company continued to deliver on its strategic initiatives, including new partnerships with American Express and Walmart, as well as growing payment volumes in excess of 20% year over year (during the third quarter of 2018). PayPal Holdings now boasts 254 million active accounts, representing a 9.1 million increase during the fourth quarter. Lastly, the company recently closed its previously announced acquisition of iZettle, a leading small business commerce platform in Europe and Latin America. The newly announced partnerships and continued value-enhancing M&A transactions are two important catalysts we believe have the potential to drive increased intrinsic value growth for shareholders.

Two detractors from relative performance included Financials company Ameriprise Financial and global oilfield services provider Halliburton.

Ameriprise Financial’s stock price suffered amid the increased market volatility and decline in equity prices, which likely translated into lower assets under management (AUM). In general, most asset managers’ stock prices declined in 2018, as the industry continues to face competition from passive funds, and geopolitical events have weighed on investor confidence. At the same time, asset managers have faced increased costs from regulation and technology needs. Over the past decade, Ameriprise has shifted its business from predominantly insurance to be centered around investment advice, now having more than $900 billion in AUM and over 9,000 advisors. Long term, we believe the company’s diversified model, strong free cash flow generation (and balance sheet), and its ability to retain/attract advisors, while providing a compelling value proposition to clients, positions it well as Ameriprise continues to shift its business toward more fee-based business and continues to be a natural consolidator of independent advisors pressured by increased regulation.

Aristotle Value Equity Fund	2018 Annual Commentary

Global oilfield services provider Halliburton was also a primary detractor. While the company has made admirable progress improving its market position internationally, an important catalyst in our view, Halliburton’s North America segment is facing a combination of what we believe will prove to be short-term headwinds. Some of the headwinds include temporary offtake capacity constraints and an exhaustion of its customers’ capital expenditure budgets earlier in the calendar year than anticipated.

As a result of these headwinds (and others), Halliburton’s 2018 earnings forecast was reduced, leading to a decline in the stock price. Despite near-term challenges, we remain encouraged by Halliburton’s progress internationally and strong market position in North America, both of which provide what we believe to be a favorable backdrop for management to execute over the long term.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2018 Fund Purchases		2018 Fund Sales
East West Bancorp	1Q2018	First Republic Bank	1Q2018
Sony	2Q2018	DowDuPont	2Q2018
Equity LifeStyle Properties	3Q2018	EQT Corporation	3Q2018
Sun Communities	3Q2018	AES Corporation	3Q2018
Twitter	3Q2018	Archer Daniels Midland	3Q2018
Parker Hannifin	4Q2018

Aristotle Value Equity Fund	2018 Annual Commentary

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (AES Corporation) and a purchase (Parker Hannifin) we made in the Fund this year. Those securities were the last sale and purchase for the year.

During our holding period of more than six years, we believe AES Corporation executed meaningfully on the catalysts we identified at time of purchase, including a restructuring to become more consistent in its financial results. It did this by exiting countries and assets where it did not have a competitive advantage, and by improving operational execution and its balance sheet. We think further improvements in the company could now be harder to come by.

Founded over 100 years ago, Parker Hannifin is a leading manufacturer of motion and control technologies and systems. The company manufactures highly engineered components and systems that facilitate motion and the controlled flow of liquids and gasses for a wide variety of global markets helping to increase their customers’ productivity and profitability. Parker Hannifin products can be found on and around almost everything that moves.

Today, Parker Hannifin maintains a global footprint with operations in 50 countries, generating over $14 billion in annual revenue. Over the years, Parker Hannifin has embarked on years of acquisitions. Under the relatively newly appointed CEO, Tom Williams, we believe Parker Hannifin is now beginning to see the benefits of a renewed focus on business processes. Furthermore, the 2017 acquisition of industrial filtration company Clarcor, we believe, will have a beneficial long-term impact on the company’s business mix.

High-Quality Business

Parker Hannifin possesses numerous characteristics we deem to be high quality, including:

•	Global distribution network built up over 60 years boasts over 13,000 outlets that provide engineering support and customer service creating a key barrier to entry;
•	Well-diversified by geography, product offering, supplier and customer bases;
•	History of innovation protected by intellectual property enables Parker Hannifin to offer an extensive breadth of technologies; and
•	Financial strength as evidenced by 15 years of free cash flow conversion greater than 100% of net income and over 60 years of annual dividend increases.

Attractive Valuation

We believe Parker Hannifin’s current stock price is offered at a material discount to the company’s intrinsic value, given our estimates for higher normalized operating margins and earnings as well as optionality created by capital deployment opportunities.

Aristotle Value Equity Fund	2018 Annual Commentary

Compelling Catalysts

Among the catalysts we have identified for Parker Hannifin, which we believe will cause its stock price to appreciate toward our estimate of intrinsic value within our three- to five-year investment horizon, are:

•	Continued strategy by current CEO to improve operating margins largely due to the company’s simplification and ongoing productivity initiatives as well as synergies from the Clarcor acquisition;
•	Mix shift toward higher margin aftermarket businesses and systems solutions related sales resulting in greater recurring revenue potential and strengthened customer relationships; and
•	Accretive capital deployment optionality to the tune of over $6 billion of excess free cash flow over the next five years for use towards M&A, dividends and share repurchases.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

We are never happy to report negative returns to our clients. Yet down markets are a natural part of investing, one that can never be avoided entirely. And while every down period brings its own set of news, which at the time may seem like the most important piece of information, in our view these typically short-term events rarely provide relevant information that can affect the long-term fundamentals of the businesses we study. To the contrary, they are often the best time to pause, think, analyze and (potentially) act. In 2018, we witnessed four rate hikes, trade war rhetoric and geopolitical rancor, contentious U.S. midterm elections, and renewed market volatility, among other negative news flow, all of which weighed on market sentiment. Rather than focus on “top-down” views or analysis of short-term events, we will continue to direct our time and energy toward understanding the fundamentals of businesses, as this, we believe, is the best way for investment managers to serve their clients.

Howard Gleicher, CFA CEO & CIO	Gregory Padilla, CFA Principal, Portfolio Manager

Aristotle Value Equity Fund	2018 Annual Commentary

Aristotle Value Equity Fund (Class I)

Performance Update	December 31, 2018

Total Return	4Q18	1 Year	Annualized Since Inception (8/31/16)	Gross/Net Expense Ratio
ARSQX Class I	-12.78%	-9.53%	6.47%	4.53% / 0.78%
Russell 1000 Value Index	-11.72%	-8.27%	4.57%	N/A
S&P 500 Index	-13.52%	-4.38%	8.50%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2020, to the extent that the total annual operating expenses do not exceed 0.78% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

Aristotle Value Equity Fund	2018 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, ETFs, small-capitalization, mid-capitalization and large-capitalization companies and value stocks.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  On the other hand, larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Definitions:

•	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the United States’ most significant trading partners.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2018, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Adobe Inc., 4.72%; Microsoft Corp., 4.06%; Amgen Inc., 3.15%; Bank of America Corp., 3.10%; Danaher Corp., 3.09%; Coca-Cola Company, 3.04%; PayPal Holdings, Inc., 2.94%; Medtronic plc, 2.92%; Microchip Technology Inc., 2.77%; ANSYS, Inc., 2.69%.

Aristotle Value Equity Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 1000 Value Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The Russell Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	Since Inception	Inception Date
Aristotle Value Equity Fund – Class I	-9.53%	6.47%	08/31/16
Russell 1000 Value Index	-8.27%	4.57%	08/31/16
S&P 500 Index	-4.38%	8.50%	08/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 4.53% and 0.78%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.78% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS — 96.5%
	COMMUNICATIONS — 2.1%
73,000	Twitter, Inc. *	$2,098,020
	CONSUMER DISCRETIONARY — 4.7%
15,100	Home Depot, Inc.	2,594,482
52,000	Lennar Corp. - Class A	2,035,800
78	Lennar Corp. - Class B	2,443
		4,632,725
	CONSUMER STAPLES — 11.6%
63,400	Coca-Cola Co.	3,001,990
75,600	Kroger Co.	2,079,000
45,100	Mondelez International, Inc. - Class A	1,805,353
45,000	Unilever N.V. [1]	2,421,000
31,500	Walgreens Boots Alliance, Inc.	2,152,395
		11,459,738
	ENERGY — 5.6%
62,000	Halliburton Co.	1,647,960
26,800	Phillips 66	2,308,820
11,900	Pioneer Natural Resources Co.	1,565,088
		5,521,868
	FINANCIALS — 25.2%
20,900	Ameriprise Financial, Inc.	2,181,333
343,600	Banco Bilbao Vizcaya Argentaria S.A. - ADR [1]	1,817,644
124,200	Bank of America Corp.	3,060,288
19,100	BOK Financial Corp.	1,400,603
29,000	Capital One Financial Corp.	2,192,110
15,700	Chubb Ltd. [1]	2,028,126
16,700	Cullen/Frost Bankers, Inc.	1,468,598
39,600	East West Bancorp, Inc.	1,723,788
15,000	Equity LifeStyle Properties, Inc. - REIT	1,456,950
19,900	JPMorgan Chase & Co.	1,942,638
262,000	Mitsubishi UFJ Financial Group, Inc. - ADR [1]	1,275,940
34,600	PayPal Holdings, Inc. *	2,909,514
14,400	Sun Communities, Inc. - REIT	1,464,624
		24,922,156
	HEALTH CARE — 14.3%
17,100	AbbVie, Inc.	1,576,449
50,700	Acadia Healthcare Co., Inc. *	1,303,497
16,000	Amgen, Inc.	3,114,720
29,600	Danaher Corp.	3,052,352
31,700	Medtronic PLC [1]	2,883,432

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
26,000	Novartis A.G. - ADR [1]	$2,231,060
		14,161,510
	INDUSTRIALS — 9.5%
15,300	General Dynamics Corp.	2,405,313
68,700	Johnson Controls International PLC [1]	2,036,955
40,300	Oshkosh Corp.	2,470,793
16,400	Parker-Hannifin Corp.	2,445,896
		9,358,957
	MATERIALS — 4.7%
13,100	Martin Marietta Materials, Inc.	2,251,497
23,200	PPG Industries, Inc.	2,371,736
		4,623,233
	TECHNOLOGY — 16.7%
20,600	Adobe, Inc. *	4,660,544
18,600	ANSYS, Inc. *	2,658,684
38,000	Microchip Technology, Inc.	2,732,960
39,500	Microsoft Corp.	4,012,015
49,200	Sony Corp. - ADR [1]	2,375,376
		16,439,579
	UTILITIES — 2.1%
41,200	National Fuel Gas Co.	2,108,616
	Total Common Stocks
	(Cost $109,685,189)	95,326,402

Principal Amount
	SHORT-TERM INVESTMENTS — 1.8%
$1,762,832	UMB Money Market Fiduciary, 0.25% [2]	1,762,832
	Total Short-Term Investments
	(Cost $1,762,832)	1,762,832

	TOTAL INVESTMENTS — 98.3%
	(Cost $111,448,021)	97,089,234

	Other Assets in Excess of Liabilities — 1.7%	1,641,655
	TOTAL NET ASSETS — 100.0%	$98,730,889

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	25.2%
Technology	16.7%
Health Care	14.3%
Consumer Staples	11.6%
Industrials	9.5%
Energy	5.6%
Consumer Discretionary	4.7%
Materials	4.7%
Utilities	2.1%
Communications	2.1%
Total Common Stocks	96.5%
Short-Term Investments	1.8%
Total Investments	98.3%
Other Assets in Excess of Liabilities	1.7%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $111,448,021)	$97,089,234
Receivables:
Dividends and interest	97,886
Securities sold	1,619,397
Prepaid expenses	13,348
Total assets	98,819,865

Liabilities:
Payables:
Advisory fees	44,918
Auditing fees	19,425
Custody fees	9,851
Fund administration fees	4,483
Trustees' deferred compensation (Note 3)	1,519
Transfer agent fees and expenses	1,131
Trustees' fees and expenses	78
Accrued other expenses	7,571
Total liabilities	88,976

Net Assets	$98,730,889

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$113,242,979
Total accumulated deficit	(14,512,090)
Net Assets	$98,730,889

Class I:
Shares of beneficial interest issued and outstanding	8,743,515
Net asset value per share	$11.29

See Accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $19,803)	$1,041,361
Interest	5,725
Total investment income	1,047,086

Expenses:
Advisory fees	340,070
Fund administration fees	62,774
Auditing fees	22,057
Transfer agent fees and expenses	21,077
Fund accounting fees	20,801
Custody fees	20,720
Legal fees	16,894
Registration fees	14,930
Trustees' fees and expenses	7,240
Shareholder reporting fees	6,135
Chief Compliance Officer fees	5,337
Miscellaneous	5,256
Insurance fees	1,554
Total expenses	544,845
Advisory fees waived	(102,754)
Net expenses	442,091
Net investment income	604,995

Realized and Unrealized Gain (Loss):
Net realized gain on investments	495,838
Net change in unrealized appreciation/depreciation on investments	(15,363,863)
Net realized and unrealized loss	(14,868,025)

Net Decrease in Net Assets from Operations	$(14,263,030)

See Accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$604,995	$50,338
Net realized gain on investments	495,838	98,707
Net change in unrealized appreciation/depreciation on investments	(15,363,863)	910,809
Net increase (decrease) in net assets resulting from operations	(14,263,030)	1,059,854

Distributions to Shareholders:
Distributions:[1]	(1,320,624)
Total distributions to shareholders	(1,320,624)
From net investment income		(44,284)
From net realized gains		(39,848)
Total distributions to shareholders		(84,132)

Capital Transactions:
Class I:
Net proceeds from shares sold	111,297,821	5,669,432
Reinvestment of distributions	1,299,703	83,859
Cost of shares redeemed[2]	(7,452,918)	(129,668)
Net increase in net assets from capital transactions	105,144,606	5,623,623

Total increase in net assets	89,560,952	6,599,345

Net Assets:
Beginning of period	9,169,937	2,570,592
End of period[3]	$98,730,889	$9,169,937

Capital Share Transactions:
Class I:
Shares sold	8,517,003	483,471
Shares reinvested	111,181	6,774
Shares redeemed	(610,356)	(10,588)
Net increase in capital share transactions	8,017,828	479,657

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $932 and $0, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $2,490 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Accompanying Notes to Financial Statements.

Aristotle Value Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,		For the Period August 31, 2016* through December 31,
	2018	2017	2016
Net asset value, beginning of period	$12.64	$10.45	$10.00
Income from Investment Operations:
Net investment income[1]	0.13	0.11	0.03
Net realized and unrealized gain (loss)	(1.33)	2.20	0.45
Total from investment operations	(1.20)	2.31	0.48

Less Distributions:
From net investment income	(0.07)	(0.06)	(0.03)
From net realized gain	(0.08)	(0.06)	-
Total distributions	(0.15)	(0.12)	(0.03)

Redemption fee proceeds[1]	- [2]	-	-

Net asset value, end of period	$11.29	$12.64	$10.45

Total return[3]	(9.53)%	22.12%	4.77%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$98,731	$9,170	$2,571

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.96%	4.53%	10.12%[5]
After fees waived and expenses absorbed	0.78%	0.78%	0.78%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.89%	(2.80)%	(8.43)%[5]
After fees waived and expenses absorbed	1.07%	0.95%	0.91%[5]

Portfolio turnover rate	18%	14%	7%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See Accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Dear Fellow Shareholders,

Markets Review

The small cap segment of the equity market, as measured by the Russell 2000 Index, had one of its worst quarters on record (sixth worst quarter over the last 30 years) during the fourth quarter of 2018, declining 20.20%. Volatility picked up significantly as investors had to contend with a wide array of geopolitical concerns, from Brexit to ongoing trade tensions between the U.S. and China, a rising U.S. interest rate environment and economic growth concerns in various international markets. These factors led to a risk-off environment that extended to equity markets across the globe in the fourth quarter.

For U.S. small cap companies in particular, this risk-off trade overshadowed what we believe continues to be a strong corporate earnings environment and generally favorable fundamental backdrop, so much so that the Russell 2000 Index’s YTD gain of 14.23% through the end of August was completely wiped out in the months that followed, with the Index finishing the full calendar year down 11.01%. December was especially painful, as the Russell 2000 Index fell 11.88%, its worst December on record. However, despite the significant decline in the fourth quarter (and even since the Russell 2000 Index reached its high on August 31), we remain optimistic in our outlook for small cap companies. This outlook will be addressed in more detail in the last section of the commentary.

At the sector level, performance was negative for 10 of the 11 economic sectors in the Russell 2000 Index. Energy (-39.35%), driven by falling oil prices, was the worst performing sector during the year, followed by Materials (-25.50%), Industrials (-17.24%) and Real Estate (-12.33%). Conversely, Utilities (2.82%), the only positive sector for the year, Information Technology (-0.80%), Communication Services (-3.49%) and Health Care (-6.43%) were the best performing sectors during the year. From a fundamental standpoint, companies with lower betas, higher market caps, higher dividend yields and positive earnings generally outperformed during the year.

After underperforming through the first nine months of 2018, the Russell 2000 Value Index (-18.67%) held up modestly better than the Russell 2000 Growth Index (-21.65%) in the most recent three-month period. Although the quarter granted a slight reprieve from value’s relative underperformance vs. growth over the past several years, growth still outperformed for the full calendar year, as the Russell 2000 Growth Index returned -9.31% in 2018 compared to the -12.86% return of the Russell 2000 Value Index.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Performance Review

The Aristotle Small Cap Equity Fund posted a total return of -12.29% at NAV for the year ending December 31, 2018, underperforming the Russell 2000 Index, which posted -11.01% over the same period.

On a relative basis, the Fund’s holdings within the Industrials, Information Technology and Financials sectors detracted the most value. Holdings within the Communication Services, Consumer Staples and Health Care sectors were among the best performers over the year.

2018 Top Contributors to Fund Return	2018 Top Detractors from Fund Return
World Wrestling Entertainment	Dycom Industries
Herbalife Nutrition	Ring Energy
Microsemi Corporation	InnerWorkings
Bottomline Technologies	Kraton Corporation
Chefs’ Warehouse	RPC

Contributors

World Wrestling Entertainment, Inc., a media and entertainment company that operates, promotes, merchandises and licenses live wrestling events worldwide, benefited from strong content licensing revenues in international markets driven by its Saudi Arabia partnership. The company also appreciated after beating expectations for broadcast rights renewals for its flagship television programming in the U.S. market during the second quarter of the year. We maintain a position, as we believe the company’s global reach and high-quality entertainment assets can allow the company to continue to monetize its content and create value for shareholders.

Herbalife Nutrition Ltd., a multi-level marketer of nutritional and personal care products, benefited from strong operating results driven by positive business trends, guidance of resumed growth in 2018, as well as the announcement of a sizeable new buyback program. We maintain a position, as we believe recent operational changes implemented by the firm will enhance member and customer retention rates, which should create additional value for shareholders.

Microsemi Corporation, an analog and mixed-signal semiconductor manufacturer, appreciated after announcing that the firm would be acquired by Microchip Technology for cash. The deal closed by the end of the second quarter.

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Bottomline Technologies, Inc., a provider of electronic payment technology and solutions to corporations, benefited from positive booking activity and strong underlying trends in its digital banking and settlement network solutions businesses. We maintain a position, as we believe the company’s differentiated products and services, along with management’s efforts to increase subscription growth, will create additional value for shareholders.

The Chefs’ Warehouse, a specialty foods distributor to high-end restaurants in the U.S., benefited from strong fundamental execution throughout the year driven by technology investments, cross selling initiatives and recent acquisitions that have expanded the company’s footprint in new markets. We maintain a position, as we believe the company is a leader in a very fragmented industry and has the opportunity to grow well in excess of its restaurant end markets by continuing to take share in both existing and new markets.

Detractors

Dycom Industries, Inc., a provider of engineering and construction services to the telecommunications and cable television industries, declined as weather-related issues and higher spending to support upcoming customer projects weighed on near-term results. We maintain a position, as we remain confident that demand for broadband will continue to expand and drive demand for the company’s services.

Ring Energy, Inc., a Texas-based oil and gas exploration and production company, declined after reporting lower-than-expected production metrics through June. We maintain a position, as we believe management’s balanced approach to creating shareholder value and the company’s financial flexibility have the potential to produce attractive returns over the next several years without requiring substantially higher commodity prices.

InnerWorkings, Inc., a provider of print procurement services to global corporations, declined due to softness in its small business segment as the company continues to shift resources toward supporting larger enterprise customers. We maintain a position, as we believe a strong backlog of new opportunities and management's focus on extracting value from previous investments in the business can create value for shareholders.

Kraton Corporation, a chemical company that manufactures and sells polymers to various end markets, declined due to one-off manufacturing issues and inflationary cost pressures. We maintain a position, as we expect the company to continue to benefit from strong fundamental execution going forward.

RPC, Inc., an oilfield services company primarily focused on the completion phase of well development in the United States, declined after reporting lower-than-expected operating results due to weakening demand associated with year-end customer budget constraints. We believe this to be a temporary issue, and we maintain our position as we believe the company’s competitive position will allow it to grow its market share as demand for pressure pumping services continues to recover.

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2018 Fund Purchases		2018 Fund Sales/Liquidations
ATN International	2Q2018	Great Western Bancorp	1Q2018
U.S. Xpress Enterprises	2Q2018	Bravo Brio Restaurant	2Q2018
MTS Systems	3Q2018	MarketAxess Holdings	2Q2018
Huron Consulting Group	4Q2018	Microsemi Corporation	2Q2018
MACOM Technology Solutions	4Q2018	Orbital ATK	2Q2018
		VeriFone Systems	3Q2018
		Envision Healthcare	4Q2018
		Pier 1 Imports	4Q2018

Purchases

ATN International, Inc., a holding company with business platforms in telecommunication services and renewable energy, was added to the portfolio. We initiated a position, as we believe improvements in the firm’s U.S. telecom business and investments in the firm’s international telecom and renewables businesses should lead to improved margin performance. We also believe management’s strategy for reinvesting cash flow generated from its existing businesses into adding scale efficiencies, or adding to its portfolio, can create shareholder value over time.

U.S. Xpress Enterprises, Inc. Class A, a leading asset-based truckload carrier in the United States, was added to the Fund. We initiated a position, as we believe the company is well positioned to benefit from strong industry supply and demand dynamics, and that recent company-specific operational efficiency initiatives can create value for shareholders.

MTS Systems Corporation is a global supplier of High-performance test systems and sensors used in vehicles, materials, construction and industrial end markets. We believe the company is well positioned for a rebound in demand, particularly for ground vehicle testing equipment, and think prior peak return on equity (25%) and return on invested capital (20%) are achievable for this long-established company.

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Huron Consulting Group, a global consulting services firm that provides strategic, operational, technology and advisory services to non-profit healthcare systems and educational institutions, was added to the portfolio. We believe the company’s ability to consistently generate free cash flow, its positive execution efforts in its education and advisory businesses and the potential to capitalize on an expected rebound in demand from its healthcare customers should allow the company to create value for shareholders over the next several years.

MACOM Technology Solutions, a designer and manufacturer of high-performance semiconductors, was added to the portfolio. Due to previous investments in new product R&D, we believe the company is well positioned to benefit from significant secular growth opportunities within the data center, telecommunications and industrial & defense markets, which have the potential to drive shareholder value creation as well as offer significant upside potential for the company’s shares.

Sales

Great Western Bancorp, a South Dakota-based commercial bank, was removed from the Fund on the belief that shares had been fully valued.

Bravo Brio Restaurant Group, Inc., an owner and operator of two chains of upscale Italian restaurants, was removed from the Fund after being acquired by a private equity firm.

MarketAxess Holdings Inc., an operator of an electronic fixed income trading platform for institutional investors, was removed from the Fund based on our belief that shares were fully valued.

Microsemi Corporation, an analog and mixed-signal semiconductor manufacturer, was removed from the Fund after being acquired by Microchip Technology for cash.

Orbital ATK, Inc., a global aerospace and defense company that designs and builds aviation-related systems, was removed from the Fund after being acquired by Northrup Grumman for cash.

VeriFone Systems, Inc., a manufacturer of electronic point-of-sale terminal payment solutions that facilitate safe and secure digital payments, was removed from the Fund after being acquired by a private equity firm for cash.

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Envision Healthcare Corp., an owner and operator of ambulatory surgery centers and provider of physician practice management services, was removed from the Fund after being acquired by a private equity firm for cash.

Pier 1 Imports, Inc., a retailer of decorative home furnishings, was removed from the Fund due to our belief that the challenging retail environment would continue to be a headwind and overshadow the company-specific operating improvements put in place by senior management.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

The intense sell-off to end 2018 was driven by a combination of factors, including nervousness over the pace of U.S. interest rate increases, the ongoing trade dispute with China and slowing economic growth in Europe, China and Japan. For many U.S. investors, this combination of factors seemed to manifest into a real concern that our economy was on the verge of a significant slowdown or recession. This concern led to the risk-off environment that we experienced in the fourth quarter.

Moving into 2019, the market appears to be priced for the extreme scenario of our economy slipping into a recession. Based on our bottom-up fundamental research and numerous conversations with company management teams, we have not seen any widespread evidence of a slowdown that would explain the significant price declines that were experienced at the end of last year. While certain economic indicators are off from peak levels, most remain in positive, healthy territory. Corporate earnings also remained strong throughout last year and into the fourth quarter sell-off, and the positive expectations for 2019 do not indicate that a recession is on the horizon. Additionally, our economy and financial system appear to be significantly healthier than they were during the 2008 downturn, and therefore, if a recession were to occur, we believe it would be minor in comparison. Given all of these factors, we believe the current state of the market, both in terms of its volatility and in recent performance, does not reflect the true fundamentals of the corporate and economic backdrops, which remain healthy even if growth is expected to slow (but importantly, not contract) in 2019. In the event that these recessionary fears are overblown, we believe significant upside potential exists for small cap equities going forward.

As always, we remain focused on long-term business fundamentals, even in the face of elevated short-term volatility. Our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. While we do not position the Fund for macroeconomic issues or events, we will attempt to incorporate these factors into our bottom-up fundamental analysis whenever possible. In this regard, recent purchases have been spread across industries and are idiosyncratic in nature, as opposed to being tied to an outlook for a particular sector. Given our focus on long-term business fundamentals, patient investment approach and low turnover, the Fund’s sector positioning does not change significantly from quarter to quarter. Overweights in Industrials and Information Technology are mostly a function of the performance of our holdings in these sectors over the past few years. Conversely, we continue to be underweight in the Real Estate sector due to a lack of attractively valued opportunities, but we maintain exposure to certain companies in the space that we feel offer attractive upside potential with limited downside risk. The Fund remains underweight in Consumer Discretionary, as we have been unable to identify compelling opportunities that fit our discipline given the rising risk profiles associated with many businesses due to the “Amazon effect.”

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Given the elevated levels of volatility and the apparent short-term disconnect between the market and business fundamentals, we believe it is important to remain patient in identifying investment opportunities to ensure they offer a compelling risk-reward trade-off and what may be viewed as a sufficient margin of safety. Furthermore, we remain focused on trying to understand the risks associated with each investment position within the context of our fundamentally oriented research process and managing those risks through a disciplined approach to portfolio construction and management. Overall, with a reasonably favorable fundamental backdrop for small cap companies, we continue to identify what we believe to be attractively valued, long-term investment opportunities.

Dave Adams, CFA	Jack McPherson, CFA
CEO, Portfolio Manager	President, Portfolio Manager

Aristotle Small Cap Equity Fund	2018 Annual Commentary

Aristotle Small Cap Equity Fund (Class I)

Performance Update	December 31, 2018

Total Return	4Q18	1 Year	3 Years	Annualized Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX Class I	-20.98%	-12.29%	6.94%	5.39%	4.97% / 0.97%
Russell 2000 Index	-20.20%	-11.01%	7.36%	6.30%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2028, to the extent that the total annual operating expenses do not exceed 0.90% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in small-cap companies and ETFs.

Aristotle Small Cap Equity Fund	2018 Annual Commentary

The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds.

Definitions:

•	The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
•	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted and historical growth rates.
•	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher predicted and historical growth rates

The volatility (beta) of the Fund may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2018, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Euronet Worldwide, Inc., 2.17%; National Bank Holdings Corporation, 2.10%; ALLETE, Inc., 2.02%; Merit Medical Systems Inc., 1.89%; QTS Realty Trust Inc., 1.88%; Mercury Systems, Inc., 1.84%; HMS Holdings Corp., 1.71%; Monro, Inc., 1.71%; BottomLine Technologies, Inc., 1.63%; 1-800-FLOWERS.COM, Inc., 1.59%.

Aristotle Small Cap Equity Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Aristotle Small Cap Equity Fund – Class I	-12.29%	6.94%	5.39%	10/30/15
Russell 2000 Index	-11.01%	7.36%	6.30%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 4.97% and 0.97%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the Fund’s average daily net assets. Prior to September 1, 2017, the total annual fund operating expense was 1.15%. This agreement is in effect until April 30, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS — 94.2%
	COMMUNICATIONS — 1.2%
4,911	ATN International, Inc.	$351,284
14,002	TiVo Corp.	131,759
		483,043
	CONSUMER DISCRETIONARY — 9.7%
53,261	1-800-Flowers.com, Inc. - Class A *	651,382
7,660	Carter's, Inc.	625,209
17,687	DSW, Inc. - Class A	436,869
24,956	HMS Holdings Corp. *	702,012
3,099	Huron Consulting Group, Inc. *	159,010
3,539	John Wiley & Sons, Inc. - Class A	166,227
10,183	Monro, Inc.	700,081
7,214	World Wrestling Entertainment, Inc. - Class A	539,030
		3,979,820
	CONSUMER STAPLES — 3.7%
13,687	Chefs' Warehouse, Inc. *	437,710
10,628	Herbalife Nutrition Ltd. *,1	626,521
7,259	Nu Skin Enterprises, Inc. - Class A	445,194
		1,509,425
	ENERGY — 3.0%
66,019	Ardmore Shipping Corp. *,1	308,309
31,464	Keane Group, Inc. *	257,376
9,282	Oceaneering International, Inc. *	112,312
58,017	Ring Energy, Inc. *	294,726
26,398	RPC, Inc.	260,548
		1,233,271
	FINANCIALS — 15.0%
12,165	American Equity Investment Life Holding Co.	339,890
6,904	Banner Corp.	369,226
10,818	Berkshire Hills Bancorp, Inc.	291,762
21,912	Byline Bancorp, Inc. *	365,054
9,116	Chemical Financial Corp.	333,737
5,922	Columbia Banking System, Inc.	214,909
21,582	Customers Bancorp, Inc. *	392,792
15,389	First Financial Bancorp	365,027
19,019	Green Bancorp, Inc.	325,986
27,569	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	525,189
27,865	National Bank Holdings Corp. - Class A	860,193
22,788	Opus Bank	446,417
10,598	PacWest Bancorp	352,701

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
21,457	Solar Capital Ltd.	$411,760
4,265	Texas Capital Bancshares, Inc. *	217,899
20,566	Umpqua Holdings Corp.	326,999
		6,139,541
	HEALTH CARE — 10.8%
16,626	Acadia Healthcare Co., Inc. *	427,454
4,235	Charles River Laboratories International, Inc. *	479,317
2,043	Chemed Corp.	578,741
41,431	Cross Country Healthcare, Inc. *	303,689
13,036	MEDNAX, Inc. *	430,188
13,887	Merit Medical Systems, Inc. *	775,034
14,208	Prestige Consumer Healthcare, Inc. *	438,743
8,526	Providence Service Corp. *	511,731
9,357	Quidel Corp. *	456,809
		4,401,706
	INDUSTRIALS — 22.2%
15,314	AerCap Holdings NV *,1	606,434
8,280	Albany International Corp. - Class A	516,920
13,176	Altra Industrial Motion Corp.	331,376
3,599	ArcBest Corp.	123,302
11,299	ASGN, Inc. *	615,796
3,630	AZZ, Inc.	146,507
9,507	Barnes Group, Inc.	509,765
23,850	CAI International, Inc. *	554,036
63,434	Capital Product Partners LP [1]	132,577
17,447	Casella Waste Systems, Inc. - Class A *	497,065
16,891	Columbus McKinnon Corp.	509,095
53,176	Commercial Vehicle Group, Inc. *	303,103
8,856	Dycom Industries, Inc. *	478,578
8,030	Genesee & Wyoming, Inc. - Class A *	594,381
71,639	InnerWorkings, Inc. *	267,930
10,833	Matthews International Corp. - Class A	440,036
15,920	Mercury Systems, Inc. *	752,857
4,856	MTS Systems Corp.	194,871
27,149	Team, Inc. *	397,733
13,201	Titan Machinery, Inc. *	173,593
41,917	U.S. Xpress Enterprises, Inc. - Class A *	235,154
21,557	Wabash National Corp.	281,966
5,662	Wabtec Corp.	397,756
		9,060,831

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	MATERIALS — 1.9%
25,907	Alamos Gold, Inc. - Class A [1]	$93,265
14,808	Kraton Corp. *	323,407
14,888	Silgan Holdings, Inc.	351,655
		768,327
	REAL ESTATE — 5.0%
17,221	Community Healthcare Trust, Inc. - REIT	496,481
47,499	MedEquities Realty Trust, Inc. - REIT	324,893
20,791	QTS Realty Trust, Inc. - Class A - REIT	770,307
18,498	STAG Industrial, Inc. - REIT	460,230
		2,051,911
	TECHNOLOGY — 18.4%
18,808	ACI Worldwide, Inc. *	520,417
9,302	Advanced Energy Industries, Inc. *	399,335
4,741	Aspen Technology, Inc. *	389,615
8,015	Belden, Inc.	334,787
13,517	Benchmark Electronics, Inc.	286,290
13,938	Bottomline Technologies de, Inc. *	669,024
27,324	CalAmp Corp. *	355,485
20,976	Electronics For Imaging, Inc. *	520,205
8,696	Euronet Worldwide, Inc. *	890,296
1,392	Gartner, Inc. *	177,953
18,313	Infinera Corp. *	73,069
5,372	Insight Enterprises, Inc. *	218,909
11,745	Itron, Inc. *	555,421
28,876	Knowles Corp. *	384,340
12,110	Liquidity Services, Inc. *	74,719
13,439	MACOM Technology Solutions Holdings, Inc. *	195,000
8,375	Novanta, Inc. *,1	527,625
3,925	Rogers Corp. *	388,810
19,529	SP Plus Corp. *	576,887
		7,538,187
	UTILITIES — 3.3%
10,863	ALLETE, Inc.	827,978
10,613	Unitil Corp.	537,442
		1,365,420
	Total Common Stocks
	(Cost $45,125,891)	38,531,482
	EXCHANGE-TRADED FUNDS — 2.8%
4,400	iShares Russell 2000 ETF	589,160

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	EXCHANGE-TRADED FUNDS (Continued)
5,036	iShares Russell 2000 Value ETF	$541,572
	Total Exchange-Traded Funds
	(Cost $1,288,485)	1,130,732

Principal Amount
	SHORT-TERM INVESTMENTS — 3.2%
$1,303,688	UMB Money Market Fiduciary, 0.25% [2]	1,303,688
	Total Short-Term Investments
	(Cost $1,303,688)	1,303,688

	TOTAL INVESTMENTS — 100.2%
	(Cost $47,718,064)	40,965,902

	Liabilities in Excess of Other Assets — (0.2)%	(63,799)
	TOTAL NET ASSETS — 100.0%	$40,902,103

LP – Limited Partnership

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	22.2%
Technology	18.4%
Financials	15.0%
Health Care	10.8%
Consumer Discretionary	9.7%
Real Estate	5.0%
Consumer Staples	3.7%
Utilities	3.3%
Energy	3.0%
Materials	1.9%
Communications	1.2%
Total Common Stocks	94.2%
Exchange-Traded Funds	2.8%
Short-Term Investments	3.2%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $47,718,064)	$40,965,902
Receivables:
Securities sold	3,700
Fund shares sold	14,655
Dividends and interest	46,289
Prepaid expenses	6,566
Total assets	41,037,112

Liabilities:
Payables:
Fund shares redeemed	59,210
Advisory fees	7,279
Shareholder servicing fees (Note 7)	1,023
Offering costs	10,084
Auditing fees	19,302
Transfer agent fees and expenses	8,239
Custody fees	7,909
Fund administration fees	6,408
Trustees' deferred compensation (Note 3)	1,485
Fund accounting fees	1,077
Trustees' fees and expenses	137
Chief Compliance Officer fees	42
Accrued other expenses	12,814
Total liabilities	135,009

Net Assets	$40,902,103

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$48,256,362
Total accumulated deficit	(7,354,259)
Net Assets	$40,902,103

Class I:
Shares of beneficial interest issued and outstanding	3,808,916
Net asset value per share	$10.74

See Accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $53)	$348,873
Interest	2,744
Total investment income	351,617

Expenses:
Advisory fees	270,293
Fund administration fees	46,141
Shareholder servicing fees (Note 7)	31,804
Transfer agent fees and expenses	26,494
Fund accounting fees	26,456
Custody fees	25,646
Auditing fees	20,576
Registration fees	20,423
Shareholder reporting fees	19,396
Legal fees	13,970
Trustees' fees and expenses	7,222
Chief Compliance Officer fees	4,836
Miscellaneous	3,769
Insurance fees	1,043
Total expenses	518,069
Advisory fees waived	(193,718)
Net expenses	324,351
Net investment income	27,266

Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,338,801
Net change in unrealized appreciation/depreciation on investments	(7,548,246)
Net realized and unrealized loss	(6,209,445)

Net Decrease in Net Assets from Operations	$(6,182,179)

See Accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase in Net Assets from:
Operations:
Net investment income	$27,266	$753
Net realized gain on investments	1,338,801	407,467
Net change in unrealized appreciation/depreciation on investments	(7,548,246)	297,468
Net increase (decrease) in net assets resulting from operations	(6,182,179)	705,688

Distributions to Shareholders:
Distributions:[1]	(1,967,644)
Total distributions to shareholders	(1,967,644)
From net realized gains		(410,194)
Total distributions to shareholders		(410,194)

Capital Transactions:
Net proceeds from shares sold	43,043,038	7,921,131
Reinvestment of distributions	1,897,667	360,196
Cost of shares redeemed[2]	(7,310,406)	(1,272,714)
Net increase in net assets from capital transactions	37,630,299	7,008,613

Total increase in net assets	29,480,476	7,304,107

Net Assets:
Beginning of period	11,421,627	4,117,520
End of period[3]	$40,902,103	$11,421,627

Capital Share Transactions:
Shares sold	3,299,515	604,924
Shares reinvested	168,982	28,497
Shares redeemed	(549,589)	(104,697)
Net increase in capital share transactions	2,918,908	528,724

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $0 and $26, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $0 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period October 30, 2015* through
	2018	2017	2016	December 31, 2015
Net asset value, beginning of period	$12.83	$11.40	$9.65	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01	- [2]	(0.01)	0.01
Net realized and unrealized gain (loss)	(1.56)	2.03	1.78	(0.35)
Total from investment operations	(1.55)	2.03	1.77	(0.34)

Less Distributions:
From net investment income	(0.01)	-	- [2]	(0.01)
From net realized gain	(0.53)	(0.60)	(0.02)	-
Total distributions	(0.54)	(0.60)	(0.02)	(0.01)

Redemption fee proceeds[1]	-	- [2]	- [2]	-

Net asset value, end of period	$10.74	$12.83	$11.40	$9.65

Total return[3]	(12.29)%	17.87%	18.31%	(3.43)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,902	$11,422	$4,118	$1,569

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.44%	4.96%	9.28%	19.35%[6]
After fees waived and expenses absorbed	0.90%	1.04%[4]	1.15%	1.15%[6]
Ratio of net investment income (loss) to average net assets :
Before fees waived and expenses absorbed	(0.46)%	(3.90)%	(8.19)%	(17.80)%[6]
After fees waived and expenses absorbed	0.08%	0.02%	(0.06)%	0.40%[6]

Portfolio turnover rate	94%	42%	18%	2%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2017, the Advisor has contractually limited the operating expenses to 0.90%. Prior to September 1, 2017, the Advisor had contractually agreed to limit the operating expenses to 1.15%.
[5]	Not annualized.
[6]	Annualized.

See Accompanying Notes to Financial Statements.

Aristotle Core Equity Fund	2018 Annual Commentary

Dear Fellow Shareholders,

Markets Review

During the last quarter of the year, U.S. equity markets suffered their worst quarter in over seven years and worst year since 2008 as concerns over the pace of interest rate increases, continuing trade tensions and slowing global growth weighed heavily on investor sentiment and tested the strength of the nearly ten-year-old U.S. bull market. In the final weeks of the year, a partial shutdown of the U.S. government over the funding of a Mexico-U.S. border wall, and concerns surrounding the Federal Reserve’s (Fed) independence following comments from President Trump, intensified the selloff. A post-Christmas bounce, however, erased some of the losses. Overall, the S&P 500 Index fell -4.38% during the year. Despite the market’s selloff, U.S. economic and corporate data released during the last quarter of the year, while moderating, were still generally strong.

The economy grew at a 3.4% annual rate in the third quarter of the year, exceeding expectations and pushing 12-month corporate profit growth to 10.4%, a six-year high. With unemployment near 50- year lows, consumer spending remained strong, increasing at a 3.5% annualized rate. Inventories also provided a substantial boost. Strong consumer sentiment carried over into the fourth quarter as shoppers spent an unprecedented amount during the holiday season. Black Friday and Cyber Monday pulled in record online sales of $6.2 billion and $7.9 billion, respectively, increases of 23.6% and 19.3% from a year ago, according to Adobe Analytics. Meanwhile, according to early data from Mastercard SpendingPulse, which tracks retail spending both online and in-store, holiday sales from November 1 to December 24 saw the strongest growth in the past six years, increasing 5.1% to more than $850 billion.

Citing a strengthening labor market and rising economic activity, while noting a slowdown in business investment, the Fed raised interest rates in December, its fourth hike of the year. The benchmark federal funds rate now stands at between 2.25% and 2.50%, the highest it has been since 2008. Along with its statement, the Fed released a new set of interest rate projections that forecasts two rate hikes in 2019. The Fed also said that it would continue its efforts to taper its balance sheet, which still sits at $4 trillion. Despite higher rates, anxious investors sought shelter from equity volatility and pushed treasury yields lower. The yield on the benchmark 2-year note closed at 2.50%, with the 10-year note at 2.70%. The gap between 2-year and 10-year Treasuries reached its narrowest level since 2007.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Core Equity Fund	2018 Annual Commentary

All of the major Russell U.S. equity indices ended the year in negative territory, with large cap companies outperforming on a relative basis, followed by mid caps, with small caps trailing. In terms of style, the fourth quarter marked the first time in two years that investors showed a preference for value stocks. (The Russell 1000 Value Index fell 11.72%, while the Russell 1000 Growth Index dropped 15.89%.) Through September, the Russell 1000 Growth Index had advanced 17.09%, outperforming the Russell 1000 Value Index by 13.17%, with shares of technology stocks, such as FAANG (referencing a group of large technology companies composed of Facebook, Apple, Amazon, Netflix and Alphabet’s Google), leading the near-historic outperformance. A tech-driven retreat in October sent the FAANG group lower. Overall, the Russell 1000 Growth Index still outperformed its Value counterpart for the year (by 6.76%). From a sector perspective, within the Russell 1000 Value Index, defensive sectors such as Utilities and Health Care held up best during the year. Conversely, more economically sensitive sectors, such as Energy, Industrials and Materials, were the worst performers.

Major commodities were mixed. West Texas Intermediate (WTI) crude futures fell approximately 20% in November alone amid concerns over excess supply and lower demand due to a slowing global economy. Toward the end of the year, futures dropped to their lowest levels in nearly 18 months, settling around $45 a barrel, after reaching a high of nearly $77 in October. Precious metals gained as a risk-off sentiment permeated the markets. Gold closed the year at approximately $1,280 an ounce, near a six-month high, up 7.2% for the fourth quarter but down roughly 2.0% in 2018. Meanwhile, higher U.S. interest rates and trade tensions boosted the U.S. Dollar Index (DXY), although the Index moved lower after the Fed indicated a more cautious path to further hikes. For the year, the greenback gained 4.4%, its best advance since 2015.

Aristotle Core Equity Fund	2018 Annual Commentary

Performance Review

The Aristotle Core Equity Fund posted a total return of -5.66% at NAV for the 1-year period ending December 31, 2018, underperforming the S&P 500 Index, which posted -4.38% over the same period.

On a relative basis, the Fund’s holdings within the Energy, Information Technology and Health Care sectors detracted the most value over the period under review. Holdings within the Industrials, Consumer Staples and Consumer Discretionary sectors were among the largest contributors.

2018 Top Contributors to Fund Return	2018 Top Detractors from Fund Return
Microsoft	Ameriprise Financial
Amazon.com	Halliburton
Visa	Celgene
Align Technology	Zayo Group Holdings
O’Reilly Automotive	Allergan

Two detractors from relative performance included Halliburton and Zayo Group Holdings.

Halliburton was a main detractor in 2018. Results have been affected by reduced drilling activity in Latin America and the Permian Basin, as well as short-term issues in the North American Completion and Production segment associated with weather-related interruptions that caused delays in sand deliveries.

Zayo, a global provider of communications infrastructure services, including fiber and bandwidth connectivity, posted disappointing financial results, with both the top line and bottom line missing estimates. We exited our position in Zayo during the fourth quarter. After a series of underperforming quarters, we lost confidence in management’s ability to generate value for shareholders. The company has publicly stated that it wants to split into two divisions, making it easier to make one part into a REIT and possibly sell the second. We believe the path to generating a return on the stock from such actions still has several hurdles, and we do not have any view on the timing.

Aristotle Core Equity Fund	2018 Annual Commentary

Two of the best performers during the year were Align Technology and O’Reilly Automotive.

Align Technology (Align) designs, manufactures and markets Invisalign®, which provides an alternative to metal braces to realign crooked teeth through a series of clear, removable aligners. Investors have reacted positively to Align’s ability to tap into the teen orthodontic segment and increase utilization geographically. Align reaffirmed its financial guidance for the second quarter and full 2018 fiscal year, reflecting the company’s view of the opportunity globally for both Invisalign aligners and iTero scanners, devices used for restorative crowns, bridges and custom implant abutments. In addition, the company updated its target revenue growth to between 20% and 30%, compared to its previous target of 15% to 25%. Align also increased its share repurchase program by $600 million. We sold Align in the second quarter primarily based on its current valuation following recent strong performance. We would welcome the opportunity to reinitiate a position in Align at more reasonable multiples should the opportunity present itself, as we still view Align as having one of the most attractive growth profiles in health care.

Over the last several years, growth in the auto parts industry has been slowed by abnormally mild weather (cold weather tends to raise the need for maintenance) and a shortage of automobiles needing new parts. As the environment for auto parts has improved, with an increasing number of aging cars, O’Reilly has benefited. During the third quarter of 2018, the company reported strong operating performance and increased its full-year earnings per share guidance. O’Reilly has also embarked on an ambitious share repurchase program. In the first half of 2018, the company repurchased 3.8 million shares of its common stock.

Aristotle Core Equity Fund	2018 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2018 Fund Purchases		2018 Fund Sales
Abbott Laboratories	1Q2018	Merck	1Q2018
O’Reilly Automotive	1Q2018	Advance Auto Parts	1Q2018
Avery Dennison	1Q2018	T-Mobile US	1Q2018
Zions Bancorp	1Q2018	Qualcomm	1Q2018
Microchip Technology	2Q2018	Vulcan Materials	1Q2018
Bio-Techne	2Q2018	Albemarle	1Q2018
Pioneer Natural Resources	3Q2018	Casey’s General Store	2Q2018
Qualcomm	3Q2018	Oracle	2Q2018
Alexandria Real Estate Equities	4Q2018	Ciena	2Q2018
Microchip Technology	4Q2018	Shire	2Q2018
Adobe	4Q2018	Align Technology	2Q2018
		Envision Healthcare	2Q2018
		Broadcom	3Q2018
		Pinnacle Foods	3Q2018
		Concho Resources	3Q2018
		Aramark	3Q2018
		Microchip Technology	3Q2018
		TE Connectivity	4Q2018
		Resideo Technologies	4Q2018
		Garrett Motion	4Q2018
		Digital Realty Trust	4Q2018
		Conagra Brands	4Q2018
		Zayo Group Holdings	4Q2018
		Electronic Arts	4Q2018

Aristotle Core Equity Fund	2018 Annual Commentary

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a purchase (Adobe) and a sale (Zayo Group Holdings) we made in the Fund this year. Those securities were the last purchase and sale for the year.

We see upside potential in the California-based software company Adobe, as it benefits from secular spend in digital content creation and digital transformation, which can help Adobe monetize its large and growing user base. Other secular themes that we believe the company is well positioned to leverage include digital marketing, mobility and growth in video. The company also provides us with an opportunity to own an asset that has a cloud-like revenue mix (i.e., high percentage of recurring revenues), combined with legacy software margins that have the potential to expand.

We exited our position in Zayo Group Holdings (Zayo). After a series of underperforming quarters, we lost confidence in management’s ability to generate value for shareholders. The company has publicly stated that it wants to split into two divisions, making it easier to make one part into a REIT and possibly sell the second. We believe the path to generating a return on the stock from such actions still has several hurdles, and we do not have any view on the timing.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

While 2018 was a period of transition and uncertainty, we believe the first half of 2019 will provide some clarity. In our view, equities should post positive results above the current expected earnings growth of 8%. This is based on several negative issues being resolved, the most critical of which will be the Fed moving to neutral from the current tightening cycle. This could include, at a minimum, a statement about pausing rate increases and balance sheet reduction, potentially resulting in a recovery in the price/earnings ratio that was dramatically compressed in the fourth quarter. Although it is hard to predict, we also believe we will have a resolution to the trade tariffs with China. Together, these should support trend-like economic growth. Perhaps our biggest concern is that the fading impact of the tax stimulus—now one year old—could offset these two positive factors.

Owen Fitzpatrick, CFA Principal, Lead Portfolio Manager	Thomas Hynes, Jr., CFA Principal, Portfolio Manager	Brendan O’Neil, CFA Principal, Portfolio Manager

Aristotle Core Equity Fund	2018 Annual Commentary

Aristotle Core Equity Fund (Class I)

Performance Update	December 31, 2018

Total Return	4Q18	1 Year	Annualized Since Inception (3/31/2017)	Gross/Net Expense Ratio
ARSLX Class I	-16.23%	-5.66%	4.57%	5.85% / 0.65%
S&P 500 Index	-13.52%	-4.38%	5.49%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2019, to the extent that the total annual operating expenses do not exceed 0.65% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in market risk, equity risk, preferred stock risk, warrants and rights risk, REITs risk, small-cap, mid-cap and large-cap company risk, foreign investment risk and sector focus risk.

Aristotle Core Equity Fund	2018 Annual Commentary

The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index has been selected as the benchmark and is used for comparison purposes only.
•	The Russell 1000® Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The Russell 1000 Value® Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and
•	lower expected growth values.
•	The U.S. Dollar Index® is a measurement of the dollar's value according to a basket of six exchange rates.

The volatility (beta) of the Fund may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2018, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Microsoft Corp., 5.12%; Alphabet Inc., 4.46%; Amazon.com Inc., 4.24%; Apple Inc., 3.99%; JPMorgan Chase & Co., 3.62%; Visa Inc., 3.56%; Cigna Corp., 2.85%; Bank of America Corp., 2.77%; Abbott Laboratories, 2.74%; InterContinental Exchange Inc., 2.65%.

Aristotle Core Equity Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	Since Inception	Inception Date
Aristotle Core Equity Fund – Class I	-5.66%	4.57%	3/31/2017
S&P 500 Index	-4.38%	5.49%	3/31/2017

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 5.85% and 0.65%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS — 97.5%
	COMMUNICATIONS — 0.8%
769	Expedia Group, Inc.	$86,628
	CONSUMER DISCRETIONARY — 12.8%
300	Amazon.com, Inc. *	450,591
5,302	Comcast Corp. - Class A	180,533
1,338	Home Depot, Inc.	229,895
1,607	Marriott International, Inc. - Class A	174,456
490	O'Reilly Automotive, Inc. *	168,722
1,609	Walt Disney Co.	176,427
		1,380,624
	CONSUMER STAPLES — 4.8%
901	Costco Wholesale Corp.	183,543
1,116	Estee Lauder Cos., Inc. - Class A	145,191
1,712	PepsiCo, Inc.	189,142
		517,876
	ENERGY — 4.6%
1,863	EOG Resources, Inc.	162,472
2,864	Halliburton Co.	76,125
1,346	Phillips 66	115,958
1,016	Pioneer Natural Resources Co.	133,624
		488,179
	FINANCIALS — 16.2%
1,020	Alexandria Real Estate Equities, Inc. - REIT	117,545
1,292	Ameriprise Financial, Inc.	134,846
11,952	Bank of America Corp.	294,497
1,570	Chubb Ltd. [1]	202,813
3,743	Intercontinental Exchange, Inc.	281,960
3,944	JPMorgan Chase & Co.	385,013
2,548	Worldpay, Inc. - Class A *	194,744
3,220	Zions Bancorp N.A.	131,183
		1,742,601
	HEALTH CARE — 17.1%
4,031	Abbott Laboratories	291,562
1,466	Allergan PLC	195,945
978	Becton, Dickinson and Co.	220,363
1,587	Bio-Techne Corp.	229,671
2,174	Celgene Corp. *	139,332
1,597	Cigna Corp.	303,302
754	Teleflex, Inc.	194,894

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
1,182	Thermo Fisher Scientific, Inc.	$264,520
		1,839,589
	INDUSTRIALS — 11.1%
2,589	AMETEK, Inc.	175,275
659	Boeing Co.	212,528
1,152	Honeywell International, Inc.	152,202
1,080	Ingersoll-Rand PLC	98,528
1,366	Norfolk Southern Corp.	204,272
557	Parker-Hannifin Corp.	83,071
732	Roper Technologies, Inc.	195,093
626	Stanley Black & Decker, Inc.	74,957
		1,195,926
	INFORMATION TECHNOLOGY — 19.7%
454	Alphabet, Inc. - Class A *	474,412
2,688	Apple, Inc.	424,005
5,358	Microsoft Corp.	544,212
878	NVIDIA Corp.	117,213
1,331	salesforce.com, Inc. *	182,307
2,869	Visa, Inc. - Class A	378,536
		2,120,685
	MATERIALS — 2.6%
1,469	Avery Dennison Corp.	131,960
2,830	DowDuPont, Inc.	151,349
		283,309
	REAL ESTATE — 1.4%
2,558	Prologis, Inc.	150,206
	TECHNOLOGY — 3.6%
455	Adobe, Inc. *	102,939
1,527	Microchip Technology, Inc.	109,822
2,964	QUALCOMM, Inc.	168,681
		381,442
	UTILITIES — 2.8%
1,710	American Water Works Co., Inc.	155,216
807	NextEra Energy, Inc.	140,273
		295,489
	Total Common Stocks
	(Cost $10,794,751)	10,482,554

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 1.3%
$140,051	UMB Money Market Fiduciary, 0.25% [2]	$140,051
	Total Short-Term Investments
	(Cost $140,051)	140,051
	TOTAL INVESTMENTS — 98.8%
	(Cost $10,934,802)	10,622,605
	Other Assets in Excess of Liabilities — 1.2%	132,253
	TOTAL NET ASSETS — 100.0%	$10,754,858

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	19.7%
Health Care	17.1%
Financials	16.2%
Consumer Discretionary	12.8%
Industrials	11.1%
Consumer Staples	4.8%
Energy	4.6%
Technology	3.6%
Utilities	2.8%
Materials	2.6%
Real Estate	1.4%
Communications	0.8%
Total Common Stocks	97.5%
Short-Term Investments	1.3%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $10,934,802)	$10,622,605
Receivables:
Fund shares sold	167,000
Due from Advisor	9,281
Dividends and interest	5,815
Prepaid expenses	3,426
Total assets	10,808,127

Liabilities:
Payables:
Fund shares redeemed	2,774
Shareholder servicing fees (Note 7)	1,401
Auditing fees	17,914
Fund administration fees	7,372
Transfer agent fees and expenses	6,670
Custody fees	6,045
Trustees' deferred compensation (Note 3)	1,457
Fund accounting fees	987
Trustees' fees and expenses	113
Chief Compliance Officer fees	82
Accrued other expenses	8,454
Total liabilities	53,269

Net Assets	$10,754,858

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,206,864
Total accumulated deficit	(452,006)
Net Assets	$10,754,858

Class I:
Shares of beneficial interest issued and outstanding	1,008,882
Net asset value per share	$10.66

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $69)	$128,397
Interest	265
Total investment income	128,662

Expenses:
Advisory fees	49,244
Fund administration fees	45,935
Registration fees	27,661
Transfer agent fees and expenses	21,022
Fund accounting fees	20,765
Auditing fees	19,814
Custody fees	17,291
Legal fees	15,982
Shareholder servicing fees (Note 7)	8,849
Offering costs	8,505
Trustees' fees and expenses	7,221
Chief Compliance Officer fees	5,449
Shareholder reporting fees	4,074
Miscellaneous	2,921
Insurance fees	430
Total expenses	255,163
Advisory fees waived	(49,244)
Other expenses absorbed	(141,902)
Net expenses	64,017
Net investment income	64,645

Realized and Unrealized Loss:
Net realized loss on investments	(121,067)
Net change in unrealized appreciation/depreciation on investments	(882,527)
Net realized and unrealized loss	(1,003,594)

Net Decrease in Net Assets from Operations	$(938,949)

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended Decmeber 31, 2018	For the Period March 31, 2017* through December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$64,645	$25,767
Net realized gain (loss) on investments	(121,067)	29,854
Net change in unrealized appreciation/depreciation on investments	(882,527)	570,330
Net increase (decrease) in net assets resulting from operations	(938,949)	625,951

Distributions to Shareholders:
Distributions:[1]	(115,212)
Total distributions to shareholders	(115,212)
From net investment income		(25,009)
Total distributions to shareholders		(25,009)

Capital Transactions:
Class I:
Net proceeds from shares sold	5,490,522	6,283,035
Reinvestment of distributions	112,597	24,055
Cost of shares redeemed	(674,426)	(27,706)
Net increase in net assets from capital transactions	4,928,693	6,279,384

Total increase in net assets	3,874,532	6,880,326

Net Assets:
Beginning of period	6,880,326	-
End of period[2]	$10,754,858	$6,880,326

Capital Share Transactions:
Class I:
Shares sold	453,855	602,967
Shares reinvested	10,236	2,127
Shares redeemed	(57,805)	(2,498)
Net increase in capital share transactions	406,286	602,596

*	Commencement of operations.
[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of period net assets includes accumulated undistributed net investment income of $969 for the period ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Aristotle Core Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended Decmeber 31, 2018	For the Period March 31, 2017* through December 31, 2017
Net asset value, beginning of period	$11.42	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.72)	1.39
Total from investment operations	(0.64)	1.46

Less Distributions:
From net investment income	(0.07)	(0.04)
From net realized gain	(0.05)	-
Total distributions	(0.12)	(0.04)

Net asset value, end of period	$10.66	$11.42

Total return[2]	(5.66)%	14.64%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,755	$6,880

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.59%	5.85%[4]
After fees waived and expenses absorbed	0.65%	0.65%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.28)%	(4.40)%[4]
After fees waived and expenses absorbed	0.66%	0.80%[4]

Portfolio turnover rate	32%	22%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1 – Organization

Aristotle/Saul Global Opportunities Fund (the ‘‘Saul Global Opportunities Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”), Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund) and Aristotle Core Equity Fund (the “Core Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Saul Global Opportunities Fund, Strategic Credit Fund, Value Equity Fund, Small Cap Equity Funds, and Core Equity Fund are diversified Funds. The International Equity Fund is a non-diversified Fund.

The Saul Global Opportunities Fund’s primary investment objective is to maximize long-term capital appreciation and income. The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Value Equity Fund’s primary investment objective is to maximize long-term capital appreciation. The Fund commenced investment operations on August 31, 2016.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 30, 2015.

The Core Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on March 31, 2017.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests are subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

The Core Equity Fund incurred offering costs of approximately $32,657, which are being amortized over a one-year period from March 31, 2017 (commencement of operations).

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2018, the Saul Global Opportunities Fund had 7 outstanding forward currency contracts sold short.

(g) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2015-2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

(h) Distributions to Shareholders

The Saul Global Opportunities Fund, International Equity Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund will make distributions of net investment income, if any, at least annually, typically in December. The Strategic Credit Fund will make distributions of net investment income monthly. Each fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Credit Partners, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the respective Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

	Investment Advisors	Investment Advisory Fees
Saul Global Opportunities Fund*	Aristotle Capital Management, LLC	0.70%
International Equity Fund*	Aristotle Capital Management, LLC	0.70%
Strategic Credit Fund	Aristotle Credit Partners, LLC	0.47%
Value Equity Fund	Aristotle Capital Management, LLC	0.60%
Small Cap Equity Fund	Aristotle Capital Boston, LLC	0.75%
Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%

*	The current advisory fee information for Saul Global Opportunities Fund and International Equity Fund was effective September 1, 2018. Prior to September 1, 2018, the advisor fees for each respective fund were 0.90% and 0.80%.

The respective Advisor for each fund has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund:

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

	Agreement Expires	Total Limit on Annual Operating Expenses†
Saul Global Opportunities Fund*	April 30, 2020	0.80%
International Equity Fund*	April 30, 2020	0.80%
Strategic Credit Fund	April 30, 2019	0.62%
Value Equity Fund	April 30, 2020	0.78%
Small Cap Equity Fund	April 30, 2028	0.90%
Core Equity Fund	April 30, 2019	0.65%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

*	The current expense information for Saul Global Opportunities Fund and International Equity Fund was effective September 1, 2018. Prior to September 1, 2018, the total limit on annual operating expenses for each respective fund were 0.98% and 0.93%.

For the year ended December 31, 2018, the respective Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Saul Global Opportunities Fund	$252,914	$-	$252,914
International Equity Fund	213,673	-	213,673
Strategic Credit Fund	28,945	180,830	209,775
Value Equity Fund	102,754	-	102,754
Small Cap Equity Fund	193,718	-	193,718
Core Equity Fund	49,244	141,902	191,146

The respective Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Each Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
2019	$188,194	$182,340	$222,594	$68,253	$215,062	$-
2020	272,495	201,668	207,025	199,037	186,635	167,061
2021	252,914	213,673	209,775	102,754	193,718	191,146
Total	$713,603	$597,681	$639,394	$370,044	$595,415	$358,207

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2018 are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2018, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2018, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At December 31, 2018, the gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Cost of investments	$62,750,197	$50,314,860	$5,028,102	$111,456,358	$47,954,072	$10,966,108

Gross unrealized appreciation	$8,862,628	$1,827,430	$2,465	$949,889	$2,052,444	$706,585
Gross unrealized depreciation	(6,615,886)	(5,856,359)	(217,706)	(15,317,013)	(9,040,614)	(1,050,088)

Net unrealized appreciation (depreciation) on investments	$2,246,742	$(4,028,929)	$(215,241)	$(14,367,124)	$(6,988,170)	$(343,503)

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2018, permanent differences in book and tax accounting have been reclassified to paid in capital and distributable earnings/(accumulated deficit) as follows:

	Paid in Capital	Total Distributable Earnings/(Accumulated Deficit)
Saul Global Opportunities Fund	$339	$(339)
International Equity Fund	(1)	1
Strategic Credit Fund	-	-
Value Equity Fund	(157)	157
Small Cap Equity Fund	1	(1)
Core Equity Fund	(35)	35

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Undistributed ordinary income	$-	$860	$165	$13,451	$-	$-
Undistributed long-term capital gains	522,885	33,952	--	-	2,448	29,331
Tax accumulated earnings	522,885	34,812	165	13,451	2,448	29,331
Accumulated capital and other losses	-	(32,971)	(416,998)	(158,417)	(368,537)	(137,834)
Net unrealized appreciation (depreciation) on investments	2,246,742	(4,028,929)	(215,241)	(14,367,124)	(6,988,170)	(343,503)
Net unrealized appreciation (depreciation) on foreign currency	270	(130)	-	-	-	-
Total accumulated earnings (deficit)	$2,769,897	$(4,027,218)	$(632,074)	$(14,512,090)	$(7,354,259)	$(452,006)

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

The tax character of the distributions paid during the fiscal year ended December 31, 2018 and December 31, 2017 were as follows:

	Saul Global Opportunities Fund		International Equity Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$1,138,756	$566,147	$605,560	$237,585
Net long-term capital gains	6,208,281	62	-	-
Total distributions paid	$7,347,037	$566,209	$605,560	$237,585

	Strategic Credit Fund		Value Equity Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$258,595	$354,865	$754,375	$62,752
Net long-term capital gains	-	-	566,249	21,380
Total distributions paid	$258,595	$354,865	$1,320,624	$84,132

	Small Cap Equity Fund		Core Equity Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$942,720	$40,186	$97,559	$25,009
Net long-term capital gains	1,024,924	370,008	17,653	-
Total distributions paid	$1,967,644	$410,194	$115,212	$25,009

At December 31, 2018, the Funds had accumulated capital loss carryforwards as follows:

Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Saul Global Opportunities Fund	$-	$-	$-
International Equity Fund	-	-	-
Strategic Credit Fund	382,698	34,300	416,998
Value Equity Fund	-	-	-
Small Cap Equity Fund	-	-	-
Core Equity Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

During the fiscal year ended December 31, 2018, the International Equity Fund utilized $416,438 and $55,074 of its non-expiring short-term and long-term capital loss carryforwards, respectively.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

As of December 31, 2018, the Value Equity, Small Cap Equity and Core Equity Funds had $158,417, $368,537 and $137,834 of post-October capital losses, respectively, which are deferred until January 1, 2019 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The International Equity Fund had $32,971 in qualified late-year losses, which are deferred until fiscal year 2019 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended December 31, 2018 and the year ended December 31, 2017, redemption fees were as follows:

	December 31, 2018	December 31, 2017
Saul Global Opportunities Fund	$64	$1,353
International Equity Fund	5,484	104
Value Equity Fund	932	-
Small Cap Equity Fund	-	26

Note 6 – Investment Transactions

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Saul Global Opportunities Fund	$32,951,364	$60,636,538
International Equity Fund	38,613,541	6,375,106
Strategic Credit Fund	5,347,282	7,391,602
Value Equity Fund	111,381,073	10,036,295
Small Cap Equity Fund	66,551,220	31,742,127
Core Equity Fund	7,865,617	3,108,103

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2018, the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund shareholder servicing fees incurred are disclosed on the Statement of Operations.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2018, in valuing the Funds’ assets carried at fair value:

Saul Global Opportunities Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks
Austria	$-	$1,339,551	$-	$1,339,551
Canada	3,263,315	-	-	3,263,315
Hong Kong	1,524,041	-	-	1,524,041
France	4,833,989	-	-	4,833,989
Ireland	1,673,664	-	-	1,673,664
Japan	-	11,297,227	-	11,297,227
Korea (Republic of-South)	-	2,423,047	-	2,423,047
Mexico	885,052	-	-	885,052
Netherlands	1,326,764	-	-	1,326,764
Spain	924,126	-	-	924,126
Sweden	-	1,262,422	-	1,262,422
Switzerland	-	3,288,476	-	3,288,476
United Kingdom	1,418,036	-	-	1,418,036
United States	29,078,348	-	-	29,078,348
Short-Term Investments	458,881	-	-	458,881
Total Investments	$45,386,216	$19,610,723	$-	$64,996,939
Other Financial Instruments[3]
Forward Contracts	$-	$27,379	$-	$27,379
Total Assets	$45,386,216	$19,638,102	$-	$65,024,318

Liabilities
Other Financial Instruments[3]
Forward Contracts	$-	$202,952	$-	$202,952
Total Liabilities	$-	$202,952	$-	$202,952

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

International Equity Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Austria	$-	$1,057,715	$-	$1,057,715
Canada	2,031,552	-	-	2,031,552
Hong Kong	1,150,501	-	-	1,150,501
France	6,385,897	-	-	6,385,897
Germany	-	752,252	-	752,252
Ireland	1,748,524	-	-	1,748,524
Japan	-	10,089,769	-	10,089,769
Mexico	830,331	-	-	830,331
Netherlands	2,528,712	-	-	2,528,712
Singapore	1,199,274	-	-	1,199,274
Spain	786,038	-	-	786,038
Sweden	-	875,638	-	875,638
Switzerland	-	3,621,803	-	3,621,803
United Kingdom	7,962,097	-	-	7,962,097
United States	1,696,008	-	-	1,696,008
Short-Term Investments	3,569,820	-	-	3,569,820
Total Investments	$29,888,754	$16,397,177	$-	$46,285,931

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[2]	$-	$2,034,918	$-	$2,034,918
Corporate Bonds[2]	-	2,635,905	-	2,635,905
Short-Term Investments	142,038	-	-	142,038
Total Investments	$142,038	$4,670,823	$-	$4,812,861

Value Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$95,326,402	$-	$-	$95,326,402
Short-Term Investments	1,762,832	-	-	1,762,832
Total Investments	$97,089,234	$-	$-	$97,089,234

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$38,531,482	$-	$-	$38,531,482
Exchange-Traded Funds	1,130,732	-	-	1,130,732
Short-Term Investments	1,303,688	-	-	1,303,688
Total Investments	$40,965,902	$-	$-	$40, 965,902

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

Core Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$10,482,554	$-	$-	$10,482,554
Short-Term Investments	140,051	-	-	140,051
Total Investments	$10,662,605	$-	$-	$10,662,605

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds and bank loans held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
[3]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Saul Global Opportunities Fund invested in forward contracts during the year ended December 31, 2018.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2018 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Saul Global Opportunities Fund	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward Contracts	$27,379	$202,952
Total			$27,379	$202,952

The effects of derivative instruments on the Statement of Operations For the year ended December 31, 2018 for the Saul Global Opportunities Fund are as follows:

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2018

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$1,044,188	$1,044,188

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$(19,763)	$(19,763)

The quarterly average volumes of derivative instruments as of December 31, 2018 are as follows:

	Derivatives not designated as hedging instruments	Long Forward Contracts	Short Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	1	9	10

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Aristotle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2018, and with respect to Aristotle/Saul Global Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and with respect to Aristotle International Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Strategic Credit Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 31, 2014 (commencement of operations), and with respect to Aristotle Value Equity Fund, the related statement of operations in the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 31, 2016 (commencement of operations) through December 31, 2016, and with respect to Aristotle Small Cap Equity Fund, the related statement of operations for the year then ended, the statements of changes in the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 30, 2015 (commencement of operations) through December 31, 2015, and with respect to Aristotle Core Equity Fund, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period March 31, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Value Fund, and Aristotle Core Equity Fund as of December 31, 2018, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, brokers and other financial institutions when replies were not received from other financial institutions, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2019

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Opportunities, International Equity, Value Equity, Small Cap Equity and Core Equity Funds designate income dividends of 100%, 100%, 100%, 26.46% and 100%, respectively, as qualified dividend income paid during the period ended December 31, 2018.

Corporate Dividends Received Deduction

For the period ended December 31, 2018, 47.04%, 3.72%, 94.62%, 25.36% and 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Opportunities, International Equity, Value Equity, Small Cap Equity and Core Equity Funds, respectively.

Long-Term Capital Gains Designation

For the period ended December 31, 2018, the Saul Global Opportunities, Value Equity, Small Cap Equity and Core Equity Funds designate $6,208,281, $566,249, $1,024,924 and $17,653 respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	6	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	6	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	6	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officer of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements

At an in-person meeting held on December 5-6, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreements (the “Advisory Agreements”), for an additional one-year term from when they otherwise would expire, between the Trust and each of:

•	Aristotle Capital Management, LLC (“Aristotle Capital”) with respect to the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”), the Aristotle International Equity Fund (the “International Fund”), and the Aristotle Value Equity Fund (the “Value Fund” and together with the Global Opportunities Fund and International Fund, the “Aristotle Capital Funds”) series of the Trust;

•	Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) with respect to the Aristotle Core Equity Fund (the “Core Equity Fund”) series of the Trust;

•	Aristotle Capital Boston, LLC (“Aristotle Boston”) with respect to the Aristotle Small Cap Equity Fund (the “Small Cap Fund”) series of the Trust; and

•	Aristotle Credit Partners, LLC (“Aristotle Credit”) with respect to the Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) series of the Trust.

In approving renewal of each Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders, as applicable. Each of Aristotle Capital, Aristotle Atlantic, Aristotle Boston, and Aristotle Credit may be referred to below as an “Investment Advisor.” Each of the Global Opportunities Fund, International Fund, Value Fund, Core Equity Fund, Small Cap Fund, and Strategic Credit Fund may be referred to below as a “Fund” and together as, the “Funds.”

Background

In advance of the meeting, the Board received information about each Fund and Advisory Agreement from the relevant Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about each Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about each Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of each Investment Advisor’s overall relationship with the relevant Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2018; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of any Investment Advisor were present during the Board’s consideration of the Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, and Aristotle Value Equity Fund

Aristotle Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Aristotle Capital Fund. The materials they reviewed indicated the following:

•	The Global Opportunities Fund’s total return for the one-year period was above the Peer Group and World Allocation Fund Universe median returns, but below the MSCI All Country World Index (net)* return (the “MSCI Index return”) by 1.92%. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns, but below the MSCI Index return by 0.85%. For the five-year period, the Fund’s annualized total return was above the Fund Universe median return, but below the Peer Group median return by 0.14% and the MSCI Index return by 3.34%. The Board noted that the Fund had received four-star ratings from Morningstar in 2017 and 2018. The Board also noted Aristotle Capital’s belief that the Fund’s underperformance relative to the MSCI Index over the three- and five-year periods was due in part to the Fund’s cash position.

•	The International Fund’s annualized total returns for the one- and three-year periods were above the MSCI EAFE Index (net)* returns and the Peer Group and Foreign Large Blend Fund Universe median returns.

•	The Value Fund’s total return for the one-year period was above the Russell 1000 Value Index return, but below the Peer Group and Large Blend Fund Universe median returns and the S&P 500 Index return by 4.20%, 5.47%, and 7.97%, respectively. The Trustees considered Aristotle Capital’s assertion that the Fund’s underperformance relative to the Peer Group was due in part to the fact that many Peer Group funds had more exposure to growth stocks than the Fund, and that growth stocks generally outperformed value stocks over the one-year period. The Trustees also noted Broadridge’s observation that the Fund had invested more than 10% of its assets in non-U.S. stocks, which detracted from the Fund’s performance over the one-year period. The Trustees considered that the Fund had been operating for a short period, and that performance over longer periods would be more meaningful.

*MSCI index (net) returns represent the index returns net of foreign withholding taxes on the reinvestment of dividends.

The Board considered the overall quality of services provided by Aristotle Capital to the Aristotle Capital Funds. In doing so, the Board considered Aristotle Capital’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of Aristotle Capital, as well as its compliance structure. Based on the various factors they had reviewed, the Board and the Independent Trustees concluded that the nature, overall quality, and extent of the management and oversight services provided by Aristotle Capital to each Fund were satisfactory.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Aristotle Capital Funds, the meeting materials indicated the following:

•	The Global Opportunities Fund’s annual investment advisory fee (gross of fee waivers) was lower than both the Peer Group and World Allocation Fund Universe medians. The Trustees noted that effective September 1, 2018, the Fund’s advisory fee changed from 0.90% to 0.70%. The Trustees considered that the Fund’s advisory fee is the same as or higher than Aristotle Capital’s standard fee schedule to manage separate accounts for institutional clients using similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Capital’s institutional clients. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

•	The International Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Foreign Large Blend Fund Universe medians. The Trustees noted that effective September 1, 2018, the Fund’s advisory fee changed from 0.80% to 0.70%. The Trustees considered that the Fund’s advisory fee is the same as or higher than the fee Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

•	The Value Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Large Value Fund Universe medians. The Trustees noted that the Fund’s advisory fee is lower than the fee Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $25 million level, and greater than Aristotle Capital’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, but higher than the Fund Universe median by 0.03%. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that, based on the factors they had reviewed, the compensation payable to Aristotle Capital under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Capital provides to the Aristotle Capital Funds.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Capital relating to its costs and profits with respect to each Aristotle Capital Fund for the year ended September 30, 2018, noting that Aristotle Capital had waived a significant portion of its advisory fee with respect to the International Fund and Value Fund, had waived a portion of its advisory fee with respect to the Global Opportunities Fund, and had not realized a profit with respect to the International Fund and Value Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of Aristotle Capital from its relationship with the Global Opportunities Fund was reasonable.

The Board also considered the benefits received by Aristotle Capital as a result of its relationship with the Aristotle Capital Funds, other than the receipt of its advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Capital’s compliance program, and the intangible benefits of Aristotle Capital’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that, although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Capital was in the best interests of each Aristotle Capital Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Aristotle Core Equity Fund

Aristotle Atlantic Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Core Equity Fund, the meeting materials indicated that the total return for the one-year period was above the S&P 500 Index return, but below the Peer Group and Large Growth Fund Universe median returns by 1.04% and 4.39%, respectively. The Board considered Aristotle Atlantic’s belief that Morningstar’s Large Blend Fund Universe is more appropriate than the Fund’s current Fund Universe because the Fund’s investment process includes both growth and value components, which results in a portfolio that is almost equally split between growth and value exposure. The Trustees also noted Aristotle Atlantic’s explanation that the Fund’s underperformance was due in part to the fact that many Peer Group funds had more exposure to growth stocks than the Fund, and that growth stocks generally outperformed value stocks over the one-year period. The Trustees also considered that the Fund had been operating for a short period, and that performance over longer periods would be more meaningful.

The Board considered the overall quality of services provided by Aristotle Atlantic to the Core Equity Fund. In doing so, the Board considered Aristotle Atlantic’s specific responsibilities in day-to-day management and oversight of the Core Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Atlantic, as well as its compliance structure. Based on the various factors they had reviewed, the Board and the Independent Trustees concluded that the nature, overall quality, and extent of the management and oversight services provided by Aristotle Atlantic to the Core Equity Fund were satisfactory.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Core Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than or the same as the fee Aristotle Atlantic charges to manage institutional separate accounts using the same strategy as the Fund up to the $300 million level, and greater than Aristotle Atlantic’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Atlantic’s institutional clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that, based on the factors they had reviewed, the compensation payable to Aristotle Atlantic under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Atlantic provides to the Core Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Atlantic relating to its costs and profits with respect to the Core Equity Fund for the year ended September 30, 2018. The Board noted that Aristotle Atlantic had waived its entire advisory fee and subsidized certain of the operating expenses for the Core Equity Fund, and that Aristotle Atlantic had not realized a profit with respect to the Core Equity Fund.

The Board also considered the benefits received by Aristotle Atlantic as a result of its relationship with the Core Equity Fund, other than the receipt of its advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Atlantic’s compliance program, and the intangible benefits of Aristotle Atlantic’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that, although there were no advisory fee breakpoints, the asset level of the Core Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Atlantic was in the best interests of the Core Equity Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Small Cap Equity Fund

Aristotle Capital Boston, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Small Cap Fund, the meeting materials indicated that the total return for the one-year period was the same as the Peer Group median return, but below the Russell 2000 Index return and the Small Growth Fund Universe median return by 3.53% and 13.06%, respectively. The Board considered Aristotle Boston’s belief that Morningstar’s Small Blend Fund Universe is more appropriate than the Fund’s current Fund Universe because the Fund’s investment process includes both growth and value components, which results in a portfolio that is almost equally split between growth and value exposure. The Trustees also noted Aristotle Boston’s observation that the Fund’s portfolio composition would differ from that of the index and that Aristotle Boston expects the Fund to perform well over a full market cycle. In that connection, the Trustees also considered that the Fund had been operating for a short period, and that performance over longer periods would be more meaningful.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board considered the overall quality of services provided by Aristotle Boston to the Small Cap Fund. In doing so, the Board considered Aristotle Boston’s specific responsibilities in day-to-day management and oversight of the Small Cap Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Boston, as well as its compliance structure. Based on the various factors they had reviewed, the Board and the Independent Trustees concluded that the nature, overall quality, and extent of the management and oversight services provided by Aristotle Boston to the Small Cap Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Small Cap Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than the fee Aristotle Boston charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $100 million level, and potentially greater than Aristotle Boston’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Boston manages. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that, based on the factors they had reviewed, the compensation payable to Aristotle Boston under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Boston provides to the Small Cap Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Boston relating to its costs and profits with respect to the Small Cap Fund for the year ended September 30, 2018. The Board noted that Aristotle Boston had waived a significant portion of its entire advisory fee, and that Aristotle Boston had not realized a profit with respect to the Small Cap Fund.

The Board also considered the benefits received by Aristotle Boston as a result of its relationship with the Small Cap Fund, other than the receipt of its advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Boston’s compliance program, and the intangible benefits of Aristotle Boston’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that, although there were no advisory fee breakpoints, the asset level of the Small Cap Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Boston was in the best interests of the Small Cap Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Strategic Credit Fund

Aristotle Credit Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Strategic Credit Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the Peer Group median return, Multisector Bond Fund Universe median return and Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index return (the “Bloomberg Barclays Index”), but below the 1/3 Bloomberg Barclays Intermediate Corporate Index, 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, and 1/3 Credit Suisse Leveraged Loan Index (the “Blended Index”) return by 0.10%. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns and the Blended Index return, but below the Bloomberg Barclays Index return by 2.12%. The Trustees considered Aristotle Credit’s assertion that the Fund’s underperformance over the three-year period was due to the Fund’s allocation to investment grade corporate bonds and bank loans, which generally underperformed high-quality high yield bonds during the period.

Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board considered the overall quality of services provided by Aristotle Credit to the Strategic Credit Fund. In doing so, the Board considered Aristotle Credit’s specific responsibilities in day-to-day management and oversight of the Strategic Credit Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Credit, as well as its compliance structure. Based on the various factors they had reviewed, the Board and the Independent Trustees concluded that the nature, overall quality, and extent of the management and oversight services provided by Aristotle Credit to the Strategic Credit Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and total expenses paid by the Strategic Credit Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was below the Peer Group and Fund Universe medians. The Trustees noted that Aristotle Credit does not manage any other registered investment companies, pension funds, or other institutional separate accounts with similar objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of Aristotle Credit. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that, based on the factors they had reviewed, the compensation payable to Aristotle Credit under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Credit provides to the Strategic Credit Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Credit relating to its costs and profits with respect to the Strategic Credit Fund for the year ended September 30, 2018. The Board noted that Aristotle Credit had waived its entire advisory fee and subsidized certain of the operating expenses for the Strategic Credit Fund, and that Aristotle Credit had not realized a profit with respect to the Strategic Credit Fund.

The Board also considered the benefits received by Aristotle Credit as a result of its relationship with the Strategic Credit Fund, other than the receipt of its advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Credit’s compliance program, and the intangible benefits of Aristotle Credit’s association with the Strategic Credit Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that, although there were no advisory fee breakpoints, the asset level of the Strategic Credit Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Credit was in the best interests of the Strategic Credit Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Saul Global Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual Performance	$1,000.00	$899.30	$4.14
Hypothetical (5% annual return before expenses)	1,000.00	1,020.84	4.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2018 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual Performance	$1,000.00	$888.70	$4.02
Hypothetical (5% annual return before expenses)	1,000.00	1,020.95	4.30

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual Performance	$1,000.00	$986.70	$3.10
Hypothetical (5% annual return before expenses)	1,000.00	1,022.08	3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual Performance	$1,000.00	$902.50	$3.74
Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2018 (Unaudited)

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual Performance	$1,000.00	$824.40	$4.14
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Core Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/18	12/31/18	7/1/18-12/31/18
Actual Performance	$1,000.00	$913.00	$3.13
Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31

* Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Aristotle Funds

Each a series of Investment Managers Series Trust

Investment Advisors

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard, Suite 1700

Los Angeles, California 90025

Aristotle Credit Partners, LLC

840 Newport Center Drive, Suite 600

Newport Beach, California 92660

Aristotle Capital Boston, LLC

125 Summer Street, Suite 1220

Boston, Massachusetts 02110

Aristotle Atlantic Partners, LLC

489 5th Avenue, 10th Floor

New York, New York 10017

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Opportunities Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Value Equity Fund – Class I	ARSQX	461 41Q 634
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626
Aristotle Core Equity Fund – Class I	ARSLX	461 41Q 360

Privacy Principles of the Aristotle Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 661-6691, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 661-6691. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 661-6691.

Aristotle Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 661-6691

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 888-661-6691.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$103,100	$101,100
Audit-Related Fees	N/A	N/A
Tax Fees	$16,800	$16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/11/2019